As filed with the SEC on _______________.              Registration No. 33-49994

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 8


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                -----------------

                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                ------------------------------------------------
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                             (800) 437-4016, Ext. 46
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)

                                -----------------

                                Thomas C. Castano
                               Assistant Secretary
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     ---------------------------------------
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                -----------------


PRUvider Variable Appreciable Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.


It is proposed that this filing will become effective (check appropriate space):

        [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


        [X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485
                 (date)


        [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

        [ ] on _____________________  pursuant to paragraph (a) of Rule 485
                  (date)

================================================================================

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

      N-8B-2 ITEM NUMBER                              LOCATION
      ------------------                              --------

              1.                                      Cover Page

              2.                                      Cover Page

              3.                                      Not Applicable

              4.                                      Sale of the Contract and Sales Commissions (Part 1B)

              5.                                      Pruco Life PRUVIDER Variable Appreciable Account

              6.                                      Pruco Life PRUVIDER Variable Appreciable Account

              7.                                      Not Applicable

              8.                                      Not Applicable

              9.                                      Litigation

             10.                                      Brief Description of the Contract; Short-Term
                                                      Cancellation Right or "Free Look"; Transfers; How the
                                                      Contract Fund Changes with Investment Experience;
                                                      How a Contract's Death Benefit Will Vary; Surrender of
                                                      a Contract; Withdrawal of Excess Cash Surrender Value
                                                      (Part 1B); When Proceeds are Paid; Contract Loans;
                                                      Lapse and Reinstatement; Paid-Up Insurance Option;
                                                      The Fixed-Rate Option; Voting Rights; Possible
                                                      Replacement of Series Fund (Part 1B)


             11.                                      Brief Description of the Contract; Pruco Life PRUVIDER
                                                      Variable Appreciable Account

             12.                                      Cover Page; Brief Description of the Contract; Flexible
                                                      Portfolios; Further Information About The Series Fund;
                                                      Sale of the Contract and Sales Commissions (Part 1B)

             13.                                      Brief Description of the Contract; Premiums; Allocation
                                                      of Premiums; Contract Fees and Charges; Reduction of
                                                      Charges for Concurrent Sales to Several Individuals;
                                                      (Part 1B); Sale of the Contract and Sales Commission (Part 1B)

             14.                                      Brief Description of the Contract; Detailed Information
                                                      for Prospective Contract Owners

             15.                                      Brief Description of the Contract; Premiums; Allocation
                                                      of Premiums; Transfers; General Information About
                                                      Pruco Life PRUVIDER Variable Appreciable Account, and
                                                      The Fixed Rate Option

             16.                                      Brief Description of the Contract; Detailed Information
                                                      for Prospective Contract Owners

             17.                                      Surrender of a Contract; Withdrawal of Excess Cash
                                                      Surrender Value (Part 1B); When Proceeds are Paid

             18.                                      Pruco Life PRUVIDER Variable Appreciable Account; How
                                                      the Contract Fund Changes with Investment Experience

             19.                                      Reports to Contract Owners

             20.                                      Not Applicable

      N-8B-2 ITEM NUMBER                              LOCATION
      ------------------                              --------

             21.                                      Contract Loans

             22.                                      Not Applicable

             23.                                      Not Applicable

             24.                                      Other Standard Contract Provisions (Part 1B); Possible
                                                      Replacement of The Series Fund (Part 1B)

             25.                                      Brief Description of the Contract

             26.                                      Brief Description of the Contract; Contract Fees and Charges

             27.                                      Brief Description of the Contract

             28.                                      Brief Description of the Contract; Directors and Officers
                                                      of Pruco Life and Management of the Series Fund (Part 1B)

             29.                                      Brief Description of the Contract

             30.                                      Not Applicable

             31.                                      Not Applicable

             32.                                      Not Applicable

             33.                                      Not Applicable

             34.                                      Not Applicable

             35.                                      Brief Description of the Contract

             36.                                      Not Applicable

             37.                                      Not Applicable

             38.                                      Sale of the Contract and Sales Commissions (Part 1B)

             39.                                      Sale of the Contract and Sales Commissions (Part 1B)

             40.                                      Not Applicable

             41.                                      Sale of the Contract and Sales Commissions (Part 1B)

             42.                                      Not Applicable

             43.                                      Not Applicable

             44.                                      Brief Description of the Contract; Further Information
                                                      About the Series Fund; How the Contract Fund Changes
                                                      with Investment Experience; How a Contract's Death
                                                      Benefit Will Vary

             45.                                      Not Applicable

             46.                                      Brief Description of the Contract; Pruco Life PRUVIDER
                                                      Variable Appreciable Account; Further Information
                                                      About the Series Fund

             47.                                      Pruco Life PRUVIDER Variable Appreciable Account;
                                                      Further Information About the Series Fund

             48.                                      Not Applicable

             49.                                      Not Applicable

             50.                                      Not Applicable

             51.                                      Not Applicable

             52.                                      Possible Replacement of the Series Fund (Part 1B)


      N-8B-2 ITEM NUMBER                              LOCATION
      ------------------                              --------

             53.                                      Tax Treatment of Contract Benefits; Tax Treatment of
                                                      Contract Benefits (Part 1B)

             54.                                      Not Applicable

             55.                                      Not Applicable

             56.                                      Not Applicable

             57.                                      Not Applicable

             58.                                      Not Applicable

             59.                                      Financial Statements; Consolidated Financial Statements
                                                      of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                      PRUvider Variable
                      Appreciable Life(R)
                      Insurance


                      May 1, 1997


                      PROSPECTUS

                      THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT AND THE PRUDENTIAL SERIES FUND, INC.

                      PRUCO LIFE INSURANCE COMPANY

SVAL-1 ED 5/97

CATALOG NO. 6469898

PROSPECTUS


MAY 1, 1997


PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER(SM)

VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT


This prospectus describes a variable life insurance contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Pruco Life calls this contract its PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance Contract* (the "Contract"). The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). The Contract also generally provides a cash surrender value which does not have a guaranteed minimum amount.


The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of Pruco Life and are invested in one or both of the current subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account (from now on, the "Account"). In this case, the assets will be invested in the corresponding portfolio of The Prudential Series Fund, Inc. (from now on, the "Series Fund"). The two portfolios of the Series Fund currently available to Contract owners are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. The contract owner may also choose to have the assets invested in a FIXED-RATE OPTION. This prospectus describes the Contract generally, the Pruco Life PRUVIDER Variable Appreciable Account and the securities issued by the Series Fund.

Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have flexibility as to when and in what amounts they pay premiums.

Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Pruco Life representative. If you do purchase the Contract, you should retain this prospectus for future reference, together with the Contract itself that you will receive.

Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to the Pruco Life Insurance Company at the address shown below.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, A NEW POLICY SUPPLEMENTING THE EXISTING POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46


*PRUVIDER is a service mark of Prudential.
 APPRECIABLE LIFE is a registered mark of Prudential.

SVAL-1 Ed. 5-97

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
INTRODUCTION AND SUMMARY................................................................................1
        BRIEF DESCRIPTION OF THE CONTRACT...............................................................1
        BALANCED PORTFOLIOS.............................................................................3
               CONSERVATIVE BALANCED PORTFOLIO..........................................................3
               FLEXIBLE MANAGED PORTFOLIO...............................................................3
        FIXED-RATE OPTION...............................................................................3
        TRANSFERS BETWEEN INVESTMENT OPTIONS............................................................3
        THE SCHEDULED PREMIUM...........................................................................3
        PAYMENT OF HIGHER PREMIUMS......................................................................3
        CONTRACT LOANS..................................................................................3
        PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS..........................................3

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND...............................................4

PORTFOLIO RATES OF RETURN...............................................................................6

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUMS.........................7

GENERAL INFORMATION ABOUT PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
    AND THE FIXED RATE OPTION...........................................................................8
        PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT................................................8
        THE FIXED-RATE OPTION...........................................................................8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................9
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT.........................................................9
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"....................................................9
        CONTRACT FEES AND CHARGES.......................................................................9
               Deductions from Premiums.................................................................9
               Deductions from Portfolios...............................................................9
               Monthly Deductions from Contract Fund...................................................10
               Daily Deduction from the Contract Fund..................................................11
               Surrender or Withdrawal Charges.........................................................11
               Transaction Charges.....................................................................12
        CONTRACT DATE..................................................................................12
        PREMIUMS.......................................................................................12
        ALLOCATION OF PREMIUMS.........................................................................13
        TRANSFERS......................................................................................13
        HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE.......................................14
        HOW A CONTRACT'S DEATH BENEFIT WILL VARY.......................................................14
        CONTRACT LOANS.................................................................................15
        SURRENDER OF A CONTRACT........................................................................15
        LAPSE AND REINSTATEMENT........................................................................15
               Fixed Extended Term Insurance...........................................................16
               Fixed Reduced Paid-Up Insurance.........................................................16
               Variable Reduced Paid-Up Insurance......................................................16
               What Happens If No Request Is Made?.....................................................16
        PAID-UP INSURANCE OPTION.......................................................................16
        WHEN PROCEEDS ARE PAID.........................................................................17
        LIVING NEEDS BENEFIT...........................................................................17
               Terminal Illness Option.................................................................17
               Nursing Home Option.....................................................................17
        VOTING RIGHTS..................................................................................18
        REPORTS TO CONTRACT OWNERS.....................................................................18
        TAX TREATMENT OF CONTRACT BENEFITS.............................................................19
               Treatment as Life Insurance.............................................................19
               Pre-Death Distributions.................................................................19
               Other Tax Consequences..................................................................19
        OTHER CONTRACT PROVISIONS......................................................................20

FURTHER INFORMATION ABOUT THE SERIES FUND..............................................................20


                                                                                                     PAGE
                                                                                                     ----

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...................................................20
        BALANCED PORTFOLIOS............................................................................20
               Conservative Balanced Portfolio.........................................................20
               Flexible Managed Portfolio..............................................................21
        FOREIGN SECURITIES.............................................................................23
        RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE.....23
        OPTIONS, FUTURES CONTRACTS AND SWAPS...........................................................24
        SHORT SALES....................................................................................24
        REPURCHASE AGREEMENTS..........................................................................24
        REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.................................................25
        LOANS OF PORTFOLIO SECURITIES..................................................................25

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS...................................................25

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES........................................................25
        PORTFOLIO BROKERAGE AND RELATED PRACTICES......................................................26

STATE REGULATION.......................................................................................26

EXPERTS ...............................................................................................26

LITIGATION.............................................................................................27

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................................27

ADDITIONAL INFORMATION.................................................................................28

FINANCIAL STATEMENTS...................................................................................28

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT...........................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES.....................B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND.

                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 27.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is VARIABLE LIFE INSURANCE - and variable life insurance has significant investment aspects and requires you to make investment decisions - it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission, and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT

The PRUVIDER Variable APPRECIABLE LIFE Contract (referred to from now on as the "Contract") is issued and sold by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.


Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1996, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life has established a separate account, like a separate division within the Company, called the Pruco Life PRUVIDER Variable Appreciable Account. Whenever you pay a premium, Pruco Life first deducts certain charges (described below) and, unless you decide otherwise puts the remainder - often called the "net premium" - into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 2 subaccounts and you must decide which one[s] will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. Those two portfolios -- called the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO -- differ in the amount of risk associated with them and are described in more detail below.

Because the assets that relate to the Contract may be invested in these variable investment options, the Contract offers an opportunity for your cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. If you prefer to avoid this risk you may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount of your Contract Fund allocated to that option. See THE FIXED-RATE OPTION, page 8.

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 9. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

                                 PREMIUM PAYMENT

                           o  less charge for taxes
                              attributable to premiums

                           o  less $2 processing fee



                             INVESTED PREMIUM AMOUNT

o To be invested in one or a combination of:

    o   The Conservative Balanced Portfolio

    o   The Flexible Managed Portfolio

    o   The Fixed-Rate Option


                                  DAILY CHARGES

    o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the subaccounts for mortality and expense risks.

    o Management fees and expenses are deducted from the assets of the Series Fund. See DEDUCTIONS FROM PORTFOLIOS, page 9.


                                 MONTHLY CHARGES

    o A sales charge is deducted from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

    o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

    o The Contract Fund is reduced by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

    o A charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables.

    o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.



                           POSSIBLE ADDITIONAL CHARGES

    o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.

    o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.

    o An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value.

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend and have the financial capability to keep it in force for a substantial period.


When you first buy the Contract you give instructions to Pruco Life as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 20 of this prospectus, and of the fixed-rate option are as follows:

BALANCED PORTFOLIOS


CONSERVATIVE BALANCED PORTFOLIO. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO. Achievement of a high total investment return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.


FIXED-RATE OPTION

Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

TRANSFERS BETWEEN INVESTMENT OPTIONS


You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the fixed-rate option which under certain circumstances Pruco Life may waive.


THE SCHEDULED PREMIUM

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

The amount of the scheduled premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19. The scheduled premium will not be increased (except to reflect changes in the rate for taxes attributable to premiums). See PREMIUMS, page 12.

PAYMENT OF HIGHER PREMIUMS

The payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. See PREMIUMS, page 12 and TAX TREATMENT OF CONTRACT BENEFITS, page 19.

CONTRACT LOANS

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See CONTRACT LOANS, page 15. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.

PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS

Pruco Life's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life. However, it differs in two important ways. First, Pruco Life guarantees that if the Scheduled Premiums are paid when due or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract - an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a PRUVIDER Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Pruco Life provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                    FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF
                                 THE SERIES FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 2 available portfolios of the Series Fund for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

NOTE, HOWEVER, THAT THESE TABLES DO NOT TELL YOU HOW YOUR CONTRACT FUND WOULD HAVE CHANGED DURING THIS PERIOD BECAUSE THEY DO NOT REFLECT THE DEDUCTIONS FROM THE CONTRACT FUND OTHER THAN THE PORTFOLIO DEDUCTIONS.

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS


           (For a share outstanding throughout the periods indicated)

The following highlights for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was also unqualified. Their reports are included in the Statement of Additional Information.

                                                                    CONSERVATIVE BALANCED
                           -------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                           -------------------------------------------------------------------------------------------------------
                             1996     1995(A)   1994(A)   1993(A)   1992(A)    1991(A)   1990(A)   1989(A)     1988(A)    1987(A)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
PER SHARE OPERATING
  PERFORMANCE:
Net Asset Value,
  beginning of year......  $  15.31   $  14.10  $  14.91  $  14.24  $  14.32   $  13.06  $  13.36  $  12.30   $   11.89  $   12.57
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....      0.66       0.63      0.53      0.49      0.56       0.69      0.82      0.89        0.77       0.66
Net realized and
  unrealized gains
  (losses) on
  investments............      1.24       1.78     (0.68)     1.23      0.41       1.74     (0.14)     1.15        0.43      (0.40)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........      1.90       2.41     (0.15)     1.72      0.97       2.43      0.68      2.04        1.20       0.26
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
LESS DISTRIBUTIONS
Dividends from net
  investment income......     (0.66)     (0.64)    (0.51)    (0.47)    (0.54)     (0.67)    (0.81)    (0.89)      (0.79)     (0.71)
Distributions from net
  realized gains.........     (1.03)     (0.56)    (0.15)    (0.58)    (0.51)     (0.50)    (0.17)    (0.09)         --      (0.23)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........     (1.69)     (1.20)    (0.66)    (1.05)    (1.05)     (1.17)    (0.98)    (0.98)      (0.79)     (0.94)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value, end of
  year...................  $  15.52   $  15.31  $  14.10  $  14.91  $  14.24   $  14.32  $  13.06  $  13.36   $   12.30  $   11.89
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
TOTAL INVESTMENT
  RETURN:(B).............     12.63%     17.27%    (0.97%)    12.20%     6.95%    19.07%     5.27%    16.99%      10.19%      1.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in millions)..........  $4,478.8   $3,940.8  $3,501.1  $3,103.2  $2,114.0   $1,500.0  $1,100.2    $976.0      $815.6     $803.9
Ratios to average net
  assets:
  Expenses...............      0.59%      0.58%     0.61%     0.60%     0.62%      0.63%     0.65%     0.64%       0.65%      0.66%
  Net investment
  income.................      4.13%      4.19%     3.61%     3.22%     3.88%      4.89%     6.21%     6.81%       6.22%      5.05%
Portfolio turnover
  rate...................       295%       201%      125%       79%       62%       115%       44%      154%        111%       141%
Average commission rate
  paid per share.........   $0.0554        N/A       N/A       N/A       N/A        N/A       N/A       N/A         N/A        N/A

                                                                      FLEXIBLE MANAGED
                           -------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                           -------------------------------------------------------------------------------------------------------
                             1996     1995(A)   1994(A)   1993(A)   1992(A)    1991(A)   1990(A)   1989(A)     1988(A)    1987(A)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
PER SHARE OPERATING
  PERFORMANCE:
Net Asset Value,
  beginning of year......  $  17.86   $  15.50  $  16.96  $  16.01  $  16.29   $  14.00  $  14.45  $  13.12   $   12.33  $   13.56
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income....      0.57       0.56      0.47      0.57      0.58       0.65      0.72      0.82        0.72       0.57
Net realized and
  unrealized gains
  (losses) on
  investments............      1.79       3.15     (1.02)     1.88      0.61       2.81     (0.47)     1.99        0.84      (0.75)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total from investment
    operations...........      2.36       3.71     (0.55)     2.45      1.19       3.46      0.25      2.81        1.56      (0.18)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
LESS DISTRIBUTIONS
Dividends from net
  investment income......     (0.58)     (0.56)    (0.45)    (0.57)    (0.56)     (0.66)    (0.70)    (0.81)      (0.77)     (0.67)
Distributions from net
  realized gains.........     (1.85)     (0.79)    (0.46)    (0.93)    (0.91)     (0.51)       --     (0.67)         --      (0.38)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
    Total
    distributions........     (2.43)     (1.35)    (0.91)    (1.50)    (1.47)     (1.17)    (0.70)    (1.48)      (0.77)     (1.05)
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
Net Asset Value, end of
  year...................  $  17.79   $  17.86  $  15.50  $  16.96  $  16.01   $  16.29  $  14.00  $  14.45   $   13.12  $   12.33
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
                           --------   --------  --------  --------  --------   --------  --------  --------   ---------  ---------
TOTAL INVESTMENT
  RETURN:(B).............     13.64%     24.13%    (3.16%)    15.58%     7.61%    25.43%     1.91%    21.77%      12.83%     (1.83%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in millions)..........  $4,896.9   $4,261.2  $3,481.5  $3,292.2  $2,435.6   $1,990.7  $1,507.8  $1,386.5    $1,103.9   $1,062.4
Ratios to average net
  assets:
  Expenses...............      0.64%      0.63%     0.66%     0.66%     0.67%      0.67%     0.69%     0.69%       0.70%      0.71%
  Net investment
  income.................      3.07%      3.30%     2.90%     3.30%     3.63%      4.23%     5.13%     5.66%       5.52%      4.09%
Portfolio turnover
  rate...................       233%       173%      124%       63%       59%        93%       52%      141%        128%       124%
Average commission rate
  paid per share.........   $0.0563        N/A       N/A       N/A       N/A        N/A       N/A       N/A         N/A        N/A

(a) Calculations are based on average month-end shares outstanding, where applicable.
(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.
This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.
Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                           PORTFOLIO RATES OF RETURN


The following table, based upon the immediately preceding financial highlights for the Series Fund, shows first the average annual compounded net rates of return for each Portfolio for the year ended December 31, 1996, for the 5 year and 10 year periods ending on that date, and from the inception date of each Portfolio to December 31, 1996. These rates of return should not be regarded as an estimate or prediction of future performance. They may be useful in assessing the competence and performance of the Series Fund's investment advisor and in helping you to decide which portfolios to choose. THIS INFORMATION RELATES ONLY TO THE SERIES FUND AND DOES NOT REFLECT THE VARIOUS OTHER CHARGES MADE UNDER THE CONTRACTS.

                                                          5 YEARS     10 YEARS      INCEPTION
                              INCEPTION    YEAR ENDED      ENDED        ENDED        DATE TO
        PORTFOLIO               DATE        12/31/96     12/31/96     12/31/96      12/31/96
--------------------------  -------------  -----------  -----------  -----------  -------------
CONSERVATIVE BALANCED              5/83         12.63%        9.43%        9.92%        10.60%
FLEXIBLE MANAGED                   5/83         13.64%       11.18%       11.35%        11.77%

             ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS
                            AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract Fund is allocated to the fixed-rate option. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the selected Series Fund portfolios were a uniform, after tax, annual rate of 0%, 4%, 8%, and 12% and minimum scheduled premiums were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life's current charges. The values shown in these tables are calculated upon the assumption that Pruco Life will continue to use the administrative charges and mortality rates that it is currently using, even though it is permitted under the Contract to use higher administrative charges and the higher mortality charges specified in the 1980 CSO Table. While Pruco Life does not currently intend to withdraw or modify these reductions in charges, it reserves the right to do so.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum administrative charges allowable under the Contract and the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract; they do not reflect Pruco Life's current practice of reducing the administrative and mortality charges.


The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. This is because these tables assume an investment management fee and other estimated Series Fund expenses totaling 0.62% and also reflect the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual rate of 0.9%. The 0.62% figure is based on an average of the current management fees of the two available portfolios and an analysis of historical operating expenses other than management fees, taking into account any applicable expense offsets. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.62%, will vary from year to year, and will depend on how the Contract Fund is allocated. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% correspond in the tables to approximate net annual rates of return of -1.52%, 2.48%, 6.48%, and 10.48%, respectively. The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account (other than "taxes attributable to premiums"). If such a charge is made in the future, it will take higher gross rates of return to produce the same net after-tax returns. The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.


Upon request, Pruco Life will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       MALE SELECT PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                               Death Benefit (2)                                   Cash Surrender Value (2)
                             -------------------------------------------------  ----------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                        Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------  ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross    0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year       (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net) (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net)
  ------   --------------  ------------  -----------  -----------  -----------  ------------  -----------  -----------  ------------
     1        $   181         $5,003       $5,007      $ 5,011       $ 5,016        $  0         $    0     $     2       $     6
     2        $   369         $5,002       $5,013      $ 5,024       $ 5,036        $ 48         $   59     $    70       $    82
     3        $   564         $5,000       $5,019      $ 5,040       $ 5,063        $101         $  121     $   142       $   165
     4        $   767         $5,000       $5,024      $ 5,058       $ 5,096        $153         $  185     $   219       $   256
     5        $   978         $5,000       $5,028      $ 5,079       $ 5,136        $204         $  249     $   300       $   357
     6        $ 1,198         $5,000       $5,033      $ 5,104       $ 5,186        $268         $  329     $   400       $   482
     7        $ 1,427         $5,000       $5,038      $ 5,133       $ 5,247        $330         $  410     $   506       $   619
     8        $ 1,665         $5,000       $5,042      $ 5,166       $ 5,318        $392         $  493     $   617       $   769
     9        $ 1,912         $5,000       $5,046      $ 5,204       $ 5,403        $452         $  577     $   735       $   934
    10        $ 2,169         $5,000       $5,049      $ 5,246       $ 5,501        $510         $  662     $   859       $ 1,114
    15        $ 3,617         $5,000       $5,055      $ 5,539       $ 6,264        $718         $1,044     $ 1,528       $ 2,253
    20        $ 5,379         $5,000       $5,042      $ 6,017       $ 9,081        $879         $1,452     $ 2,427       $ 4,105
    25        $ 7,523         $5,000       $5,007      $ 6,949       $13,482        $965         $1,873     $ 3,625       $ 7,034
30 (Age 65)   $10,132         $5,000       $5,000      $ 8,696       $19,488        $934         $2,290     $ 5,171       $11,589
    35        $13,305         $5,000       $5,000      $10,646       $27,770        $691         $2,674     $ 7,108       $18,540
    40        $17,166         $5,000       $5,000      $12,868       $39,313        $ 41         $2,983     $ 9,482       $28,970
    45        $21,864         $5,000       $5,000      $15,463       $55,611        $  0         $3,125     $12,331       $44,348

-----------

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                    Cash Surrender Value (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------- ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year       (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net) (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------

     1         $   407        $20,012      $20,024      $20,036      $ 20,048       $   38      $    50      $    62      $     74
     2         $   829        $20,013      $20,046      $20,080      $ 20,115       $  243      $   276      $   310      $    345
     3         $ 1,269        $20,001      $20,065      $20,132      $ 20,204       $  441      $   505      $   572      $    644
     4         $ 1,726        $20,000      $20,081      $20,194      $ 20,316       $  635      $   739      $   851      $    973
     5         $ 2,202        $20,000      $20,094      $20,265      $ 20,455       $  832      $   985      $ 1,155      $  1,346
     6         $ 2,697        $20,000      $20,111      $20,355      $ 20,634       $1,082      $ 1,294      $ 1,538      $  1,818
     7         $ 3,211        $20,000      $20,125      $20,458      $ 20,850       $1,333      $ 1,615      $ 1,947      $  2,339
     8         $ 3,746        $20,000      $20,138      $20,576      $ 21,106       $1,580      $ 1,941      $ 2,379      $  2,909
     9         $ 4,302        $20,000      $20,148      $20,710      $ 21,410       $1,821      $ 2,272      $ 2,834      $  3,534
    10         $ 4,881        $20,000      $20,156      $20,861      $ 21,765       $2,056      $ 2,608      $ 3,313      $  4,217
    15         $ 8,140        $20,000      $20,153      $21,933      $ 24,565       $2,893      $ 4,108      $ 5,887      $  8,520
    20         $12,106        $20,000      $20,071      $23,703      $ 34,368       $3,536      $ 5,709      $ 9,341      $ 15,537
    25         $16,931        $20,000      $20,000      $26,728      $ 51,066       $3,882      $ 7,357      $13,944      $ 26,641
30 (Age 65)    $22,801        $20,000      $20,000      $33,481      $ 73,847       $3,750      $ 8,976      $19,911      $ 43,915
    35         $29,942        $20,000      $20,000      $41,021      $105,266       $2,769      $10,425      $27,387      $ 70,280
    40         $38,631        $20,000      $20,000      $49,613      $149,051       $  140      $11,484      $36,561      $109,838
    45         $49,203        $20,000      $20,000      $59,648      $210,877       $    0      $11,674      $47,568      $168,168

----------

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       MALE SELECT PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (2)                                   Cash Surrender Value (2)
                             --------------------------------------------------  ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                        Annual Investment Return of
    End of    Accumulated    --------------------------------------------------  ---------------------------------------------------
    Policy   at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross    0% Gross     4% Gross     8% Gross     12% Gross
     Year     Per Year      (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net) (-1.52% Net) (2.48% Net)  (6.48% Net)  (10.48% Net)
    ------   -------------- ------------  -----------  -----------  -----------  ------------  -----------  -----------  -----------

       1         $   181       $5,000       $5,000      $ 5,004       $ 5,009        $  0       $    0       $    0       $     0
       2         $   369       $5,000       $5,000      $ 5,010       $ 5,022        $ 35       $   45       $   56       $    67
       3         $   564       $5,000       $5,000      $ 5,018       $ 5,039        $ 82       $  100       $  120       $   142
       4         $   767       $5,000       $5,000      $ 5,028       $ 5,063        $128       $  157       $  189       $   224
       5         $   978       $5,000       $5,000      $ 5,039       $ 5,092        $172       $  214       $  261       $   314
       6         $ 1,198       $5,000       $5,000      $ 5,053       $ 5,129        $228       $  284       $  349       $   425
       7         $ 1,427       $5,000       $5,000      $ 5,070       $ 5,173        $283       $  355       $  442       $   546
       8         $ 1,665       $5,000       $5,000      $ 5,089       $ 5,227        $336       $  427       $  540       $   677
       9         $ 1,912       $5,000       $5,000      $ 5,111       $ 5,290        $388       $  500       $  642       $   821
      10         $ 2,169       $5,000       $5,000      $ 5,136       $ 5,364        $438       $  573       $  749       $   977
      15         $ 3,617       $5,000       $5,000      $ 5,316       $ 5,948        $601       $  885       $1,305       $ 1,936
      20         $ 5,379       $5,000       $5,000      $ 5,619       $ 7,671        $711       $1,200       $2,029       $ 3,468
      25         $ 7,523       $5,000       $5,000      $ 6,094       $11,185        $738       $1,495       $2,960       $ 5,835
  30 (Age 65)    $10,132       $5,000       $5,000      $ 6,978       $15,837        $630       $1,732       $4,150       $ 9,418
      35         $13,305       $5,000       $5,000      $ 8,391       $22,060        $278       $1,834       $5,602       $14,728
      40         $17,166       $5,000       $5,000      $ 9,931       $30,451        $  0       $1,641       $7,318       $22,439
      45         $21,864       $5,000       $5,000      $11,640       $41,854        $  0       $  713       $9,283       $33,377

----------

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (2)                                     Cash Surrender Value (2)
                           ----------------------------------------------------  ---------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                          Annual Investment Return of
  End of    Accumulated    ----------------------------------------------------  ---------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross      0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year       (-1.52% Net)  (2.48% Net)  (6.48% Net)  (10.48% Net)  (-1.52% Net)  (2.48% Net)  (6.48% Net) (10.48% Net)
  ------   --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  -----------

     1         $   407        $20,000      $20,000      $20,009      $ 20,020        $   12       $   24      $    35      $     46
     2         $   829        $20,000      $20,000      $20,024      $ 20,056        $  190       $  221      $   253      $    286
     3         $ 1,269        $20,000      $20,000      $20,045      $ 20,110        $  364       $  422      $   485      $    551
     4         $ 1,726        $20,000      $20,000      $20,073      $ 20,185        $  532       $  627      $   730      $    842
     5         $ 2,202        $20,000      $20,000      $20,108      $ 20,282        $  704       $  843      $   999      $  1,173
     6         $ 2,697        $20,000      $20,000      $20,152      $ 20,406        $  923       $1,115      $ 1,336      $  1,589
     7         $ 3,211        $20,000      $20,000      $20,205      $ 20,558        $1,143       $1,396      $ 1,695      $  2,047
     8         $ 3,746        $20,000      $20,000      $20,268      $ 20,742        $1,358       $1,680      $ 2,071      $  2,545
     9         $ 4,302        $20,000      $20,000      $20,341      $ 20,963        $1,566       $1,967      $ 2,465      $  3,087
    10         $ 4,881        $20,000      $20,000      $20,426      $ 21,225        $1,768       $2,255      $ 2,878      $  3,677
    15         $ 8,140        $20,000      $20,000      $21,056      $ 23,325        $2,427       $3,477      $ 5,010      $  7,280
    20         $12,106        $20,000      $20,000      $22,139      $ 28,833        $2,870       $4,707      $ 7,777      $ 13,035
    25         $16,931        $20,000      $20,000      $23,868      $ 42,092        $2,979       $5,844      $11,330      $ 21,959
30 (Age 65)    $22,801        $20,000      $20,000      $26,688      $ 59,647        $2,546       $6,726      $15,871      $ 35,471
    35         $29,942        $20,000      $20,000      $32,133      $ 83,129        $1,129       $7,031      $21,453      $ 55,500
    40         $38,631        $20,000      $20,000      $38,071      $114,786        $    0       $6,070      $28,055      $ 84,587
    45         $49,203        $20,000      $20,000      $44,659      $157,809        $    0       $1,945      $35,614      $125,848

-------------

1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

2) Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       T4

                            GENERAL INFORMATION ABOUT
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                            AND THE FIXED RATE OPTION

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

Pruco Life PRUVIDER Variable Appreciable Account was established on July 10, 1992 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.


The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.


The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE FIXED-RATE OPTION

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Pruco Life and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See CONTRACT DATE, page 12. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 13). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 17).

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. The Contract may generally be issued on insureds below the age of 76. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.


CONTRACT FEES AND CHARGES

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) A charge for taxes attributable to premiums is deducted from each premium. That charge is currently made up of two parts. The first part is in an amount equal to the state or local premium tax. It varies from jurisdiction to jurisdiction and generally ranges from 0.75% to 5% (but in some instances it may exceed 5%) of the premium received by Pruco Life. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1996, 1995 and 1994, Pruco Life received a total of approximately $2,187,535, $2,003,387 and $2,412,598, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1996, 1995 and 1994, Pruco Life received a total of approximately $1,155,021, $965,634 and $753,128, respectively, in processing charges.


Deductions from Portfolios

(a) An investment advisory fee is deducted daily from each portfolio at an annual rate of 0.55% for the Conservative Balanced Portfolio and 0.6% for the Flexible Managed Portfolio.


(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown as follows:

--------------------------------------------------------------------------------
                                      ADVISORY           OTHER            TOTAL
             PORTFOLIO                  FEE            EXPENSES         EXPENSES
--------------------------------------------------------------------------------

Conservative Balanced                   0.55%           0.04%            0.59%
Flexible Managed                        0.60%           0.04%            0.64%

--------------------------------------------------------------------------------

For the years 1996, 1995 and 1994, Prudential received a total of $94,962,866, $77,610,207 and $66,413,206, respectively, in investment management fees for all of the Series Fund's portfolios.


Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) A sales charge, often called a sales load, is deducted to pay part of the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, this charge is somewhat less than (significantly less for Contracts with small face amounts) 6% of the annual Scheduled Premium.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under SURRENDER OR WITHDRAWAL CHARGES. During 1996, 1995 and 1994, Pruco Life received a total of approximately $3,685,080, $3,035,533 and $1,785,222, respectively, in sales load charges.

(b) A charge of not more than $0.01 per $1000 of face amount of insurance is made to compensate Pruco Life for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1996, 1995 and 1994, Pruco Life received a total of approximately $147,942, $120,813 and $92,140, respectively, for this risk charge.

(c) An administrative charge of $6 plus up to $0.19 per $1,000 per month of face amount of insurance is deducted each month. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 12, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1996, 1995 and 1994, Pruco Life received a total of approximately $8,169,343, $6,876,677 and $5,161,744, respectively, in monthly administrative charges.


(d) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Pruco Life to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Pruco Life may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 15.

(e) If the Contract includes riders, Pruco Life deducts any charges applicable to those riders from the Contract Fund on each Monthly date. In addition, Pruco Life will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. Pruco Life will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.


Daily Deduction from the Contract Fund


Each day a charge is deducted from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1996, 1995 and 1994, Pruco Life received a total of approximately $1,391,951, $976,867 and $576,113, respectively, in mortality and expense risk charges.


Surrender or Withdrawal Charges

(a) An additional sales load (the CDSL) is charged if a Contract is surrendered for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse during the first 5 Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the tenth anniversary. Other important limitations apply. They are described more fully in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.

-----------------------------------------------------------------------------------------------------
                                                                                           CUMULATIVE
                                                                                          TOTAL SALES
                                           CUMULATIVE                                       LOAD AS
                                           SALES LOAD                                         PER-
    SURRENDER,          CUMULATIVE          DEDUCTED          CONTINGENT                   CENTAGE OF
     LAST DAY           SCHEDULED             FROM             DEFERRED        TOTAL       SCHEDULED
        OF               PREMIUMS           CONTRACT             SALES         SALES        PREMIUMS
     YEAR NO.              PAID               FUND               LOAD          LOAD           PAID
-----------------------------------------------------------------------------------------------------
         1               $ 390.90           $ 18.24             $ 87.22      $105.46         26.98%
         2                781.80              36.48              104.16       140.64         17.99%
         3               1,172.70             54.72              121.10       175.82         14.99%
         4               1,563.60             72.96              138.04       211.00         13.49%
         5               1,954.50             91.20              146.55       237.75         12.16%
         6               2,345.40            109.44              121.80       231.24          9.86%
         7               2,736.30            127.68               91.40       219.08          8.01%
         8               3,127.20            145.92               60.80       206.72          6.61%
         9               3,518.10            164.16               30.40       194.56          5.53%
        10               3,909.00            182.40                0.00       182.40          4.67%
-----------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1996, 1995 and 1994, Pruco Life received a total of approximately $269,611, $219,895 and $94,251, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.


Transaction Charges

An administrative processing charge of $15 will be made in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the Statement of Additional Information.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be the date the first premium was paid and the Contract was delivered. Under certain circumstances, Pruco Life will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that will result in the use by Pruco Life of a lower issue age in determining the amount of the scheduled premium. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 10. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------
                       $10,000 FACE AMOUNT                $20,000 FACE AMOUNT
                       -------------------                -------------------
                   PREFERRED         STANDARD         PREFERRED       STANDARD
--------------------------------------------------------------------------------
  Male, age 35      $233.70           $274.01          $390.90        $ 471.52
    at issue
--------------------------------------------------------------------------------
 Female, age 45     $278.04           $308.53          $479.59        $ 540.57
    at issue
--------------------------------------------------------------------------------
  Male, age 55      $450.96           $562.17          $825.43        $1047.86
    at issue
--------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual scheduled premium for that Contract.

--------------------------------------------------------------------------------
                         $10,000 FACE AMOUNT              $20,000 FACE AMOUNT
                      ------------------------         -------------------------
                      MONTHLY           ANNUAL         MONTHLY         ANNUAL
--------------------------------------------------------------------------------
  Male, age 35         $22.43           $233.70         $36.59         $390.90
    at issue
--------------------------------------------------------------------------------
 Female, age 45        $26.46           $278.04         $44.65         $479.59
    at issue
--------------------------------------------------------------------------------
  Male, age 55         $41.96           $450.96         $75.66         $825.43
    at issue
--------------------------------------------------------------------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

Pruco Life will generally accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 14. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

ALLOCATION OF PREMIUMS


On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium. The remainder is allocated on the Contract date among the subaccount[s] or the fixed-rate option according to the desired allocation specified in the application form. From this invested portion of the initial premium, the first monthly deductions are made. See CONTRACT FEES AND CHARGES, page 9. The invested portion of any part of the initial premium in excess of the Scheduled Premium is placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. All subsequent premium payments, after the deduction from premiums, will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning the Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33-1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.


TRANSFERS


If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 15), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. Currently you may make additional transfers with Pruco Life's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.


In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.

Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The valuation period is defined as the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned, depending on the terms of the assignment. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Transfers from the fixed-rate option are subject to restrictions and may only be made with Pruco Life's consent. Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office.

These limits are subject to change in the future.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As previously stated, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 9. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

The death benefit will change from the outset with investment experience. The precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, and assuming the optional paid-up benefit is not in effect, see PAID-UP INSURANCE OPTION, on page 16, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. Pruco Life guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

CONTRACT LOANS

The owner may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to
(1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 19, and LAPSE AND REINSTATEMENT, page 15.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,237.44. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.48% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.


SURRENDER OF A CONTRACT


You may surrender a Contract for its cash surrender value while the insured is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. We are currently allowing partial surrenders of Contracts, but we reserve the right to cancel this administrative practice. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.


LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Variable reduced paid-up insurance has cash surrender and loan values.

Variable reduced paid-up insurance is the automatic option provided upon lapse, if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. Variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised during the first 7 Contract years. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

PAID-UP INSURANCE OPTION

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor. Upon request, Pruco Life will quote the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than the quoted amount is received within two weeks of the quote. There is no guarantee if the remittance is received within the two week period and is less than the quoted amount or if the remittance is received outside the two week period. In this case, Pruco Life will add the remittance to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount is calculated below the face amount, the insured will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. If this option is exercised during the first 7 Contract years, the Contract may be classified as a "Modified Endowment Contract," see TAX TREATMENT OF CONTRACT BENEFITS, page 19. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.


WHEN PROCEEDS ARE PAID


Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT


Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.


Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the Living Needs Benefit if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in both. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual or semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the inside front cover page of this prospectus.


TAX TREATMENT OF CONTRACT BENEFITS

The tax treatment of life insurance is complex and may change. Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. A more technical discussion of what follows is contained in the Statement of Additional Information.


Treatment as Life Insurance. Pruco Life believes that the Contract should qualify as "life insurance" under the Internal Revenue Code. This means that:
(1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.


Although Pruco Life believes the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, all or a portion of a withdrawal during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans and withdrawals (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years, or if the face amount of insurance is increased or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.


Withholding. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes will be withheld or in certain other circumstances.

OTHER CONTRACT PROVISIONS

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 27 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.

The Series Fund is currently made up of fifteen separate portfolios, two of which, the Conservative Balanced and Flexible Managed Portfolios are available to Contract owners. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.


Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

Prudential is the investment advisor of the Series Fund. Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. One of PIC's business groups is Prudential Investments. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 25.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of both portfolios available to PRUVIDER Contract owners are set forth on page 3. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of both portfolios. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

               Asset Type              Minimum           Normal          Maximum
               ----------              -------           ------          -------
                 Stocks                  15%               35%             50%
         Bonds and Money Market          25%               65%             70%


The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.


The bond portion of this portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. A description of corporate bond ratings is contained in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.


To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 23.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, beginning on page 24, and in detail in the Statement of Additional Information.


The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Warren Spitz, Managing Director, Prudential Investments, has been the portfolio manager of the equity portion of the portfolio since 1995. It is the intention of the portfolio to appoint Patricia Bannan, Managing Director, Prudential Investments, to manage a portion (to be determined by Mr. Stumpp) of the portfolio's equity holdings. Upon Ms. Bannan's appointment, Mr. Spitz will continue to manage the other portion of the portfolio's equity holdings. Tony Rodriguez, Vice President, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Mr. Spitz is also portfolio manager of the Prudential Equity Income Fund and the Equity Income and Flexible Managed Portfolios of the Series Fund. Ms. Bannan has been portfolio manager of the equity portion of the Flexible Managed Portfolio since 1996. Prior to 1996, Ms. Bannan was President of Phoenix Investment Counsel where she personally managed $3 billion in assets, including a $2.5 billion balanced mutual fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc. and the Flexible Managed Portfolio of the Series Fund.

FLEXIBLE MANAGED PORTFOLIO. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

    ASSET TYPE              MINIMUM              NORMAL              MAXIMUM
    ----------              -------              ------              -------
      Stocks                  25%                  60%                100%
      Bonds                    0%                  40%                 75%
   Money Market                0%                   0%                 75%



The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.

The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, below.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a whenissued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, below, and in detail in the Statement of Additional Information.

The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that it will invest in bonds with longer maturities; and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher--to the extent that each of these factors results in greater risks--than the risk of investing in the Conservative Balanced Portfolio.

The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Patricia Bannan, Managing Director, Prudential Investments, has been the portfolio manager of the equity portion of the portfolio since 1996. It is the intention of the portfolio to appoint Warren Spitz, Managing Director, Prudential Investments, to manage a portion (to be determined by Mr. Stumpp) of the portfolio's equity holdings. Upon Mr. Spitz's appointment, Ms. Bannan will continue to manage the other portion of the portfolio's equity holdings. Tony Rodriguez, Vice President, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Prior to 1996, Ms. Bannan was President of Phoenix Investment Counsel where she personally managed $3 billion in assets including a $2.5 billion balanced mutual fund. Mr. Spitz has been portfolio manager of the equity portion of the Conservative Balanced Portfolio since 1995 and is also portfolio manager of the Prudential Equity Income Fund and the Equity Income Portfolio of the Series Fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc., and the Flexible Managed Portfolio of the Series Fund.


FOREIGN SECURITIES

The bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."

ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS in the Statement of Additional Information.


RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE

The Conservative Balanced and Flexible Managed Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The value of the fixed income securities in the portfolio will be directly impacted by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. Prudential considers both credit risk and market risk in selecting securities for the portfolio. By holding a diversified selection of such securities, the portfolio seeks to reduce this volatility.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Prudential could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities therefore may be less than the prices used in calculating the portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Series Fund's Board of Directors using a method that, in the good faith belief of the Board, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board's judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for high yield/high risk securities. However, there can be no assurance that such legislation will not be proposed or enacted in the future.


OPTIONS, FUTURES CONTRACTS AND SWAPS

The description of the portfolios' investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They can also be used to speculate, but this will not be done by any of the portfolios. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

SHORT SALES


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale.


REPURCHASE AGREEMENTS


The portfolios may enter into repurchase agreements, subject to each portfolio's investment limit in short-term debt obligations, whereby the seller of a security agrees to repurchase that security from the portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the portfolio's money is invested in the repurchase agreement. The repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the portfolio may incur a loss. Both portfolios participate in a joint repurchase account pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the portfolios may be aggregated and invested in one or more repurchase agreements. Each portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use reverse repurchase agreements and dollar rolls. The money market portion of these portfolios may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. No portfolio will obligate more than 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.


LOANS OF PORTFOLIO SECURITIES

Both of the portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.


There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with Prudential.


                      INVESTMENT RESTRICTIONS APPLICABLE TO
                                 THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES


The Series Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the

Series Fund, and provide investment advice and related services to each portfolio. Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment advisor.

Subject to Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by Prudential with respect to the Conservative Balanced and Flexible Managed Portfolios, are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC which provides that a portion of the fee received by Prudential for providing investment advisory services will be paid to PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 9. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.


PORTFOLIO BROKERAGE AND RELATED PRACTICES


Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.


                                STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS


The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the years prior to 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.


On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


                                   LITIGATION


Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.


                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to Pruco Life at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.     MORE DETAILED INFORMATION ABOUT THE CONTRACT.

       SALES LOAD UPON SURRENDER. A description is given of exactly how Pruco Life determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

       REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life's expenses will be reduced, some of the charges under those Contracts may be reduced.

       PAYING PREMIUMS BY PAYROLL DEDUCTION. Your employer may pay monthly premiums for you with deductions from your salary.

       UNISEX PREMIUMS AND BENEFITS. In some states and under certain circumstances, premiums and benefits will not vary with the sex of the insured.

       HOW THE DEATH BENEFIT WILL VARY. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

       WITHDRAWAL OF EXCESS CASH SURRENDER VALUE. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life representative to discuss whether a withdrawal or a loan is preferable.

       TAX TREATMENT OF CONTRACT BENEFITS. A fuller account is provided of how Contract owners may be affected by federal income taxes.


       SALE OF THE CONTRACT AND SALES COMMISSIONS. The Contract is sold primarily by agents of Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, no more than 6% of the Scheduled Premiums for the second through tenth years and smaller commissions thereafter.


       RIDERS. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

       OTHER STANDARD CONTRACT PROVISIONS. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.    INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.


              General
              Convertible Securities
              Loan Participations
              Warrants
              Options and Futures
              When-Issued and Delayed Delivery Securities
              Short Sales
              Short Sales Against the Box

              Interest Rate Swaps
              Loans of Portfolio Securities
              Illiquid Securities

              Forward Foreign Currency Exchange Contracts

       A more detailed description is given of these investments and the policies of these portfolios.

III.   INVESTMENT RESTRICTIONS.

       There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.    INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

       A fuller description than that in the prospectus is given.

V.     PORTFOLIO TRANSACTIONS AND BROKERAGE.


       A description is given of how securities transactions are effected and how Prudential selects the brokers.


VI.    DETERMINATION OF NET ASSET VALUE.

       A full description is given of how the daily net asset value of each portfolio is determined.

VII.   SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

       A full description is given.

VIII.  DEBT RATINGS.

       A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Corporation describe the creditworthiness of debt securities.

IX.    POSSIBLE REPLACEMENT OF THE SERIES FUND.

       Although it is most unlikely, it is conceivable that Pruco Life might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.     OTHER INFORMATION CONCERNING THE SERIES FUND.

              Incorporation and Authorized Stock
              Dividends, Distributions and Taxes
              Custodian and Transfer Agent
              Experts
              License

       More detail is provided about these matters.

XI.    DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND.

       The names and recent affiliations of Pruco Life's directors and executive officers are given. The same information is given for the Series Fund.

XII.   FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII.  THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.


                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

                            FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                       FLEXIBLE      CONSERVATIVE
                                                       MANAGED         BALANCED
                                                    --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc.
    Portfolios at net asset value [Note 3]........  $   87,335,747  $   92,307,986
                                                    --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $   87,026,102  $   91,993,875
  Equity of Pruco Life Insurance Company..........         309,645         314,111
                                                    --------------  --------------
                                                    $   87,335,747  $   92,307,986
                                                    --------------  --------------
                                                    --------------  --------------
  Number of Contract owner units outstanding......  33,924,601.712  41,638,622.847
                                                    --------------  --------------
                                                    --------------  --------------
  Unit Value......................................  $      2.56528  $      2.20934
                                                    --------------  --------------
                                                    --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                             SUBACCOUNTS
                                                    ------------------------------
                                                       FLEXIBLE      CONSERVATIVE
                                                       MANAGED         BALANCED
                                                    --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $    2,436,249  $    3,515,191
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 4A].....         662,587         729,364
                                                    --------------  --------------
NET INVESTMENT INCOME.............................       1,773,662       2,785,827
                                                    --------------  --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Capital gains distributions received............       8,045,666       5,586,889
  Realized gain on shares redeemed
    [average cost basis]..........................               0           3,248
  Net unrealized (loss) gain on investments.......        (782,631)        771,969
                                                    --------------  --------------
NET GAIN ON INVESTMENTS...........................       7,263,035       6,362,106
                                                    --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $    9,036,697  $    9,147,933
                                                    --------------  --------------
                                                    --------------  --------------

              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 AND A4.

                                       A1

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                               SUBACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                                         FLEXIBLE                                      CONSERVATIVE
                                                         MANAGED                                         BALANCED
                                      ----------------------------------------------  ----------------------------------------------
                                           1996            1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income.............  $    1,773,662  $    1,286,436  $      690,992  $    2,785,827  $    2,140,247  $   1,178,335
  Capital gains distributions
    received........................       8,045,666       2,529,393         951,248       5,586,889       2,376,572        488,108
  Realized gain (loss) on shares
    redeemed
    [average cost basis]............               0               0          (1,569)          3,248               0           (508)
  Net unrealized gain (loss) on
    investments.....................        (782,631)      6,464,304      (2,528,354)        771,969       4,408,774     (2,217,215)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS........................       9,036,697      10,280,133        (887,683)      9,147,933       8,925,593       (551,280)
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 6]..........................      16,291,683      13,702,273      21,856,622      12,500,355      13,523,927     27,067,880
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM EQUITY
  TRANSFERS [NOTE 7]................         302,045        (910,613)        327,110         285,561        (963,325)       311,412
                                      --------------  --------------  --------------  --------------  --------------  -------------

TOTAL INCREASE IN NET ASSETS........      25,630,425      23,071,793      21,296,049      21,933,849      21,486,195     26,828,012

NET ASSETS:
  Beginning of year.................      61,705,322      38,633,529      17,337,480      70,374,137      48,887,942     22,059,930
                                      --------------  --------------  --------------  --------------  --------------  -------------
  End of year.......................  $   87,335,747  $   61,705,322  $   38,633,529  $   92,307,986  $   70,374,137  $  48,887,942
                                      --------------  --------------  --------------  --------------  --------------  -------------
                                      --------------  --------------  --------------  --------------  --------------  -------------

              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 AND A4.

                                       A2

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on ex-dividend date.

Equity of Pruco Life Insurance Company--Pruco Life maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in Pruco Life's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                           PORTFOLIOS
                                 ------------------------------
                                    FLEXIBLE      CONSERVATIVE
                                    MANAGED         BALANCED
                                 --------------  --------------
Number of shares:                   4,909,915        5,948,806
Net asset value per share:        $  17.78763      $  15.51706
Cost:                             $84,538,137      $89,765,498

NOTE 4:  CHARGES AND EXPENSES

A.   Mortality Risk and Expense Risk Charges

     The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Pruco Life was $1,391,951.

                                       A3

B.   Deferred Sales Charge

     Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges paid to Pruco Life was $269,611.

C.   Cost of Insurance Charges

     Contract holder contributions are applied to the Account net of the following charges: transaction costs, premium taxes, sales loads, administrative charges, and death benefit risk charges. During 1996, Pruco Life received a total of $1,155,021, $2,187,535, $3,685,080, $8,169,343 and
     $147,942, respectively for these charges.

NOTE 5:  TAXES

Pruco Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Pruco Life. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

Contract owner activity in the subaccounts of the Account, for the year ended December 31, 1996, was as follows:

                                                                                 SUBACCOUNTS
                                                                        ------------------------------
                                                                           FLEXIBLE      CONSERVATIVE
                                                                           MANAGED         BALANCED
                                                                        --------------  --------------
Contract Owner Contributions, net:                                       $ 33,219,329    $ 28,765,171
Contract Owner Redemptions:                                              $(17,425,707)   $(15,930,323)
Net Transfers from(to) other subaccounts or fixed rate option:           $    498,061    $   (334,493)

NOTE 7:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.

NOTE 8:  UNIT ACTIVITY

Transactions in units (including transfers among subaccounts), for the year ended December 31, 1996, were as follows:

                                                 SUBACCOUNTS
                                     ------------------------------------
             PORTFOLIO                   FLEXIBLE         CONSERVATIVE
            INFORMATION                   MANAGED           BALANCED
-----------------------------------  -----------------  -----------------
Contract Owner Contributions:          14,116,349.476     13,901,186.920
Contract Owner Redemptions:            (7,281,504.623)    (7,840,673.413)

NOTE 9:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                        PORTFOLIOS
                                               -----------------------------
                  PORTFOLIO                      FLEXIBLE      CONSERVATIVE
                 INFORMATION                      MANAGED        BALANCED
---------------------------------------------  -------------  --------------
For the year ended December 31, 1996
Purchases....................................   $15,321,000      $11,473,000
Sales........................................   $         0      $   (59,000)

                                       A4

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Pruco Life PRUvider Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Flexible Managed Subaccount and Conservative Balanced Subaccount of Pruco Life PRUvider Variable Appreciable Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                       A5

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life PRUvider Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life PRUvider Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Flexible Managed and Conservative Balanced subaccounts) for the periods presented for each of the two years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life PRUvider Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                       A6


                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION



                                                              DECEMBER 31,
                                                      1996                   1995
                                                   -----------            ------------
                                                                (000'S)
ASSETS
Fixed maturities
    Held to maturity                               $  405,731             $   437,727
    Available for sale                              2,236,817               2,144,854
Equity securities                                       3,748                   4,036
Mortgage loans                                         46,915                  64,464
Investment real estate                                      -                   4,059
Policy loans                                          639,782                 569,273
Other long term investments                             4,528                   4,159
Short term investments                                169,830                 228,016
                                                   -----------            ------------
    Total invested assets                           3,507,351               3,456,588
                                                   -----------            ------------
Cash                                                   73,766                  41,435
Deferred policy acquisition costs                     633,159                 566,976
Premiums due                                            9,084                   6,367
Accrued investment income                              62,110                  59,862
Receivable from affiliates                              1,901                   8,275
Federal income tax receivable                           7,191                   6,375
Reinsurance recoverable on unpaid losses               27,014                  27,914
Other assets                                           20,000                  12,578
Separate Account assets                             5,336,851               4,285,268
                                                   -----------            ------------
TOTAL ASSETS                                       $9,678,427              $8,471,638
                                                   ===========            ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future policy benefits and other policyholders'
   liabilities                                     $  557,351             $   501,200
Policyholders' account balances                     2,188,862               2,218,330
Deferred federal income tax payable                   148,960                 141,048
Payable to affiliate                                   51,729                  41,584
Other liabilities                                      55,090                  37,387
Separate Account liabilities                        5,277,454               4,263,896
                                                   -----------            ------------
Total Liabilities                                   8,279,446               7,203,445
                                                   -----------            ------------
Contingencies - Note 9
Stockholder's Equity
Common Stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding at
        December 31, 1996 and 1995                      2,500                   2,500
Paid-in-capital                                       439,582                 439,582
Net unrealized investment gains (less deferred
   income tax)                                         12,402                  30,836
Retained earnings                                     944,497                 795,275
                                                   -----------            ------------
Total Stockholder's Equity                          1,398,981               1,268,193
                                                   -----------            ------------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                               $9,678,427              $8,471,638
                                                   ===========            ============





               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS





                                                              YEAR ENDED
                                                             DECEMBER 31,
                                                      1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
REVENUES
Premiums                                           $   51,525  $  42,089   $   22,689
Policy charges and fee income                         324,976    319,012      308,753
Net investment income                                 247,328    246,618      241,132
Realized investment gains (losses)                     10,835     13,200     (41,074)
Other income                                           20,818     26,986       13,259
                                                   -----------------------------------

Total Revenues                                        655,482    647,905      544,759
                                                   -----------------------------------

BENEFITS AND EXPENSES

Policyholders' benefits                               186,873    153,987      121,949
Interest credited to policyholders' account
   balances                                           118,246    126,926      113,711
Other operating costs and expenses                    122,006    134,790      179,173
                                                   -----------------------------------

Total Benefits and Expenses                           427,125    415,703      414,833
                                                   -----------------------------------

Income before income tax provision                    228,357    232,202      129,926
                                                   -----------------------------------

Income tax provision                                   79,135     79,558       48,031
                                                   -----------------------------------

NET INCOME                                         $  149,222  $ 152,644     $ 81,895
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY



                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                       1996       1995        1994
                                                   -----------------------------------
                                                                (000'S)
Common Stock

Balance, beginning of year                         $    2,500   $   2,500   $   2,500
Issued during year                                          -           -           -
                                                   -----------------------------------

Balance, end of year                                    2,500       2,500       2,500
                                                   -----------------------------------

Paid in Capital

Balance, beginning of year                            439,582     439,582     439,582
Paid in during year                                         -           -           -
                                                   -----------------------------------

Balance, end of year                                  439,582     439,582     439,582
                                                   -----------------------------------

Net Unrealized Investment Gains (Losses)
   (Less Deferred Income Tax)

Balance, beginning of year                             30,836      (1,349)          -
Adoption of SFAS 115                                        -     (39,762)          -
Net change in unrealized investment
   gains (losses)                                     (18,434)     71,947      (1,349)
                                                   -----------------------------------

Balance, end of year                                   12,402      30,836      (1,349)
                                                   -----------------------------------

RETAINED EARNINGS

Balance, beginning of year                            795,275     642,631     560,736
Net income                                            149,222     152,644      81,895
                                                   -----------------------------------

Balance, end of year                                  944,497     795,275     642,631
                                                   -----------------------------------

TOTAL STOCKHOLDER'S EQUITY                         $1,398,981  $1,268,193  $1,083,364
                                                   ===================================






                        SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                     YEAR ENDED
                                                                                     DECEMBER 31,
                                                                          1996           1995            1994
                                                                    ------------------------------------------
                                                                                        (000'S)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                           $   149,222    $   152,644    $    81,895
Adjustments to reconcile net income to net cash from
     operating activities:
     Increase in future policy benefits and other policyholders'
         liabilities                                                      56,151         22,877         31,932
     General account policy fee income                                   (50,286)       (56,637)       (48,401)
     Interest credited to policyholders' account balances                118,246        126,926        113,711
     Net decrease (increase) in Separate Accounts                        (38,025)        (3,520)        (4,121)
     Net realized investment (gains) losses                              (10,835)       (13,200)        41,074
     Amortization and other non-cash items                                26,709         (8,106)         6,228
     Change in:
         Accrued investment income                                        (2,248)          (480)        (2,597)
         Premiums due                                                     (2,717)        (1,957)        (1,374)
         Receivable from affiliates                                        6,374           (758)          (637)
         Note receivable from affiliate                                     --             --           50,000
         Deferred policy acquisition costs                               (66,183)        31,318         34,124
         Federal income tax receivable                                      (816)        12,031        (28,908)
         Other assets                                                     (6,522)       (12,689)       (11,121)
         Payable to affiliate                                             10,145         11,327        (24,029)
         Deferred federal income tax payable                               7,912         30,779           --
         Other liabilities                                                17,703        (61,306)        (5,293)
                                                                     -----------------------------------------
Cash Flows From Operating Activities                                     214,830        229,249        232,483
                                                                     -----------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Held to maturity                                          138,127        144,898      2,710,423
               Available for sale                                      3,886,254      1,886,687           --
         Equity securities                                                 7,527          5,557          1,910
         Mortgage loans                                                   19,226          7,395         10,821
         Other long term investments                                         288          1,559            607
         Investment real estate                                            4,488          2,926          8,677
     Payments for the purchase of:
         Fixed maturities:
               Held to maturity                                         (114,494)      (135,092)    (2,561,082)
               Available for sale                                     (4,008,810)    (1,741,139)          --
         Equity securities                                                (4,697)        (4,279)        (2,436)
         Mortgage loans                                                     --             --          (35,276)
         Other long term investments                                        (657)        (1,674)        (1,584)
     Policy loans                                                        (70,509)       (75,411)       (73,591)
     Net proceeds (payments) of short term investments                    58,186        (36,482)         9,845
                                                                     -----------------------------------------
Cash Flows From Investing Activities                                     (85,071)        54,945         68,314
                                                                     -----------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                       536,370         95,039        114,105
          Withdrawals (net of transfers to/from separate accounts)      (633,798)      (365,578)      (387,793)
                                                                     -----------------------------------------
Cash Flows From Financing Activities                                     (97,428)      (270,539)      (273,688)
                                                                     -----------------------------------------
     Net increase in Cash                                                 32,331         13,655         27,109
     Cash, beginning of year                                              41,435         27,780            671
                                                                     -----------------------------------------
CASH, END OF YEAR                                                    $    73,766    $    41,435    $    27,780
                                                                     =========================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                              $    61,760    $    53,107    $    56,089
                                                                     =========================================



               SEE NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

    1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

    A.  Principles of Consolidation

    The accompanying consolidated financial statements include the accounts of Pruco Life Insurance Company (Pruco Life), a stock life insurance company, and its subsidiaries (collectively, the Company). Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual life insurance company. The Company markets individual life insurance and deferred annuities primarily through Prudential's sales force in the United States, and in Taiwan. All significant intercompany balances and transactions have been eliminated in consolidation.

    B.  Basis of Presentation

    The Financial Accounting Standards Board (FASB) issued Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended by Statement of Financial Accounting Standards (SFAS) No. 120 "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", effective for fiscal years beginning after December 15, 1995. Financial statements of mutual life insurance companies, and their wholly owned stock life insurance subsidiaries, for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting practices will no longer be characterized as in conformity with generally accepted accounting principles (GAAP). As a result, the Company has prepared its 1996 consolidated financial statements in accordance with all applicable GAAP pronouncements. The 1995 and 1994 consolidated financial statements, which were previously prepared on the statutory basis of accounting, have been restated in accordance with GAAP. The cumulative effect of adopting GAAP as of January 1, 1994 was an increase in retained earnings of $378.3 million. See Note 7 for a reconciliation of the Company's surplus and net income determined in accordance with statutory accounting practices with equity and net income determined on a GAAP basis.

    On January 1, 1995, the Company adopted SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement decreased stockholder's equity by $39.8 million net of deferred income tax benefit of $21.4 million. In 1994 prior to the adoption of SFAS 115, all fixed maturities were carried at amortized cost.

    C.  Investments

    Fixed Maturities - Securities held to maturity are those that the Company has the positive intent and ability to hold to maturity and are principally reported at amortized cost. Amortized cost is adjusted to estimated fair value for impairments which are deemed to be other than temporary.

    Where the Company may not have the positive intent to hold fixed maturities until maturity, the securities are classified as "Available for Sale." These securities are reported at market value based principally on their quoted market prices. The associated unrealized gains and losses, net of income taxes and deferred policy acquisition costs, are included as a component of equity or if deemed to be other than temporary, are included as a realized loss.

    Equity Securities consist primarily of common and preferred stocks. Marketable equity securities are reported at market value based principally on their quoted market prices. Cost basis of the equity securities is $3.9 million and $5.3 million as of December 31, 1996 and 1995, respectively. The associated unrealized gains and losses are included as a component of equity.

    Mortgage Loans and Policy Loans are stated primarily at unpaid principal balances, net of unamortized discounts. Interest income is recognized as net investment income earned.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    Investment Real Estate acquired through foreclosure during 1994 was sold in 1996 for $4.5 million.

    Other Long Term Investments, which consist of limited partnerships, are valued at the aggregate net equity in the partnerships. Certain investments in this category were non-income producing at December 31, 1995. These investments were $.3 million at December 31, 1995. There were no non-income producing investments at December 31, 1996 and 1994.

    Partnership and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting. Non real estate related interests of $4.5 million and $4.1 million are included in other long term investments, at December 31, 1996 and 1995, respectively. The Company's share of net income from such entities was $1.4 million, $.3 million, and $1.9 million for the years ended December 31, 1996, 1995, and 1994, respectively, and is reported in net investment income.

    Realized investment gains and losses are reported based on specific identification of the investments sold.

    Short-term investments are fixed maturities that mature within one year, and are reported at estimated fair value.

    D.  Revenue Recognition and Related Expenses

    Universal life contracts are long duration life insurance contracts that involve significant mortality and morbidity risk with both fixed and guaranteed terms. Investment contracts are long duration contracts that do not subject the insurance enterprise to risks arising from policyholder mortality or morbidity. Amounts received as payments for these contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist primarily of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration fees and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums, policy benefits and claims from traditional life and annuity policies, generally are recognized in operations when due.

    E.  Deferred Policy Acquisition Costs

    Acquisition costs consist of commissions and other costs which vary with and are primarily related to the production or acquisition of new business. Acquisition costs related to universal life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality, expense margins and surrender charges based on historical and anticipated future experience. Amortization of deferred policy acquisition costs was $9.3 million, $54.4 million, and $76.0 million for the years ended December 31, 1996, 1995, and 1994, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect on the deferred policy acquisition asset that would result from realization of unrealized investment gains (losses) is recognized with an offset to unrealized investment gains (losses) in consolidated stockholder's equity.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    F.   Future Policy Benefits and Policyholders' Account Balances

    Benefit reserve liabilities for payout annuities such as matured deferred annuities and supplementary contracts represent the present values of estimated future benefits payments and related expenses. Present values for these contracts are computed using interest rates ranging from 6.5% to 11%. The mortality assumption for these contracts is the 83 IAM tables. Reserves for supplementary benefits are stated at interest rates that vary from 4% to 6.5% using mortality and morbidity assumptions either from company experience or various actuarial tables.

    When liabilities for future policy benefits plus the present value of expected future gross deposits are insufficient to provide expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established as a charge to income.

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross deposits plus interest credited less expense and mortality charges and withdrawals.

    Interest crediting rates on life insurance products range from 3.35% to 7%.


    G.  Separate Accounts

    Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

    All Separate Account assets are carried at market value. Deposits to all Separate Accounts are reported as increases in Separate Account liabilities, which equal the Separate Account policy account fund values. Charges assessed against Policyholders' account balances for mortality, policy administration and surrender charges are included in policy charges and fee income. Mortality and expense risk charges are applied against the Policyholders' account balance. The Separate Account assets are legally segregated and are not subject to claims that arise out of any other business of the Company.

    H.  Estimates

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



2.  FIXED MATURITIES

Gross unrealized gains and losses for securities classified as Held to Maturity and Available for Sale, by major security type, are as follows:

                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies                $       -       $       -       $       -       $       -

Foreign government bonds                         -               -               -               -

Corporate securities                       405,731          10,947             576         416,102

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                    $ 405,731       $  10,947       $     576       $ 416,102
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $    32,055       $      30        $    174    $     31,911

Foreign government bonds                    90,447             857             205          91,099

Corporate securities                     2,087,250          30,365           4,206       2,113,409

Mortgage-backed securities                     398               -               -             398

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $ 2,210,150       $  31,252        $  4,585    $  2,236,817
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994




                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Held to Maturity
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies              $         -     $         -     $         -      $        -

Foreign government bonds                         -               -               -               -

Corporate securities                       437,727          18,629           1,805         454,551

Mortgage-backed securities                       -               -               -               -

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                  $   437,727     $    18,629     $     1,805      $  454,551
---------------------------------------------------------------------------------------------------





                                                DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
                                                        Gross           Gross
                                       Amortized      Unrealized      Unrealized            Fair
(000's)                                  Cost           Gains           Losses             Value
---------------------------------------------------------------------------------------------------
Available For Sale
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies             $    324,854     $     6,830     $        61    $    331,623

Foreign government bonds                    73,042           3,055               -          76,097

Corporate securities                     1,507,248          54,545           2,168       1,559,625

Mortgage-backed securities                 169,190           8,717             398         177,509

Other fixed maturities                           -               -               -               -

---------------------------------------------------------------------------------------------------
Total                                 $  2,074,334     $    73,147     $     2,627    $  2,144,854
---------------------------------------------------------------------------------------------------


                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The amortized cost and estimated fair value of fixed maturities at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.



                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Held to Maturity

Due in one year or less                                $   28,653   $   28,762

Due after one year through five years                     156,013      158,183

Due after five years through ten years                    194,765      202,766

Due after ten years                                        26,300       26,391

Mortgage-backed securities                                   --           --
------------------------------------------------------------------------------

Total                                                  $  405,731   $  416,102
------------------------------------------------------------------------------




                                DECEMBER 31, 1996
------------------------------------------------------------------------------
                                                                     Estimated
                                                        Amortized       Fair
(000's)                                                    Cost        Value
------------------------------------------------------------------------------
Available For Sale

Due in one year or less                                $  130,400   $  131,301

Due after one year through five years                   1,561,854    1,578,979

Due after five years through ten years                    398,090      404,920

Due after ten years                                       119,408      121,219

Mortgage-backed securities                                    398          398
------------------------------------------------------------------------------

Total                                                  $2,210,150   $2,236,817
------------------------------------------------------------------------------


Proceeds from the sale of fixed maturities during 1996, 1995, and 1994 were $3.8 billion, $1.8 billion, and $2.6 billion, respectively. Gross gains of $28.7 million, $28.8 million, and $16.8 million and gross losses of $19.7 million, $17.5 million, and $49.8 million were realized on those sales during 1996, 1995, and 1994, respectively.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994

3.  Net Investment Income                                         YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net investment income consists of:
  Gross investment income
       Fixed maturities
            Held to maturity                         $  33,419    $  33,458    $ 196,909
            Available for sale                         152,445      160,740         --
       Equity securities                                    44          104           14
       Mortgage loans                                    5,669        7,757        4,041
       Investment real estate                              613          647        2,146
       Policy loans                                     33,449       29,775       25,692
       Short term investments                           16,780       15,092       12,676
       Other                                             9,438        3,949        5,075
                                             -------------------------------------------
                                                       251,857      251,522      246,553
  Investment expenses                                   (4,529)      (4,904)      (5,421)
                                             ===========================================
  Net investment income                              $ 247,328    $ 246,618    $ 241,132
                                             ===========================================


4.  Investment Gains (Losses)
                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                        1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Realized investment gains (losses)
       Fixed maturities - Available for sale         $   9,036    $  11,359    $ (38,180)
       Equity securities                                   781        2,020          503
       Mortgage loans                                    1,677          (90)      (4,581)
       Investment real estate                              487          (99)       1,184
       Other                                            (1,146)          10         --
                                             -------------------------------------------

Realized investment gains (losses)                   $  10,835    $  13,200    $ (41,074)
                                             ===========================================


                                                                  YEAR ENDED
                                                                  DECEMBER 31,
                                                          1996         1995         1994
                                             -------------------------------------------
                                                                    (000'S)
Net unrealized investment gains
    (losses), beginning of period                    $  30,836    $  (1,349)   $    --

Net unrealized investment gains (losses)
    Fixed maturities - Available for sale              (43,853)     131,712         --
    Equity securities                                    1,403          827       (2,108)
                                             -------------------------------------------
                                                       (42,450)     132,539       (2,108)

Deferred income tax benefit (provision)                 15,398      (47,714)         759
Deferred policy acquisition costs
    (net of deferred income taxes)                       8,618      (12,878)        --
                                             -------------------------------------------
Net change in unrealized
    investment gains (losses)                          (18,434)      71,947       (1,349)

Adoption of SFAS 115                                      --        (39,762)        --

                                             -------------------------------------------
Net unrealized investment gains
    (losses), end of period                          $  12,402    $  30,836       (1,349)
                                             ===========================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


5.  Fair Value Information

The fair value amounts have been determined by the Company using available information and reasonable valuation methodologies. Considerable judgment is applied, as necessary, in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The following methods and assumptions were used in calculating the fair values.

Fixed Maturities - Fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve adjusted for the type of issue, its current quality and its remaining average life.

Equity Securities - Fair value is based on quoted market prices.

Mortgage Loans - The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy Loans - The estimated fair value is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Policyholders' Account Balances - Fair values for policyholders' account balances are equal to the policy account values.

Short-term Investments - Fair values for short-term investments are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                                           1996                                1995
                                            CARRYING VALUE      FAIR VALUE        CARRYING VALUE      FAIR VALUE
                                            --------------      ----------        --------------      ----------
                                                                         (000'S)
Financial Assets:
     Fixed maturities:
          Held to maturity                 $     405,731   $     416,102         $     437,727   $     454,551
          Available for sale                   2,236,817       2,236,817             2,144,854       2,144,854
     Mortgage loans                               46,915          46,692                64,464          63,635
     Policy loans                                639,782         623,218               569,273         577,975
     Equity securities                             3,748           3,748                 4,036           4,036
     Short-term investments                      169,830         169,830               228,016         228,016

Financial Liabilities:
     Policyholders'
        account balances                   $   2,188,862   $   2,188,862         $   2,218,330   $   2,218,330

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


6.  Income Taxes

The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. The Internal Revenue Code limits the amount of nonlife insurance losses that may offset life insurance company taxable income. Companies operating outside the United States are taxed under applicable foreign statutes.

Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. The Company has a net receivable from Prudential of $7.2 million and $6.4 million as of December 31, 1996 and 1995, respectively.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes.


The components of income taxes are as follows:

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                             1996       1995       1994
                                    -------------------------------------
                                                       (000'S)
Current income tax provision:
   Federal income tax                      $ 59,489   $ 65,131   $ 59,641
   State and local income tax                   703      1,876      3,036
   Foreign income tax                             4          7          7
                                    -------------------------------------
   Total current income tax                  60,196     67,014     62,684
Deferred income tax provision
     (benefit):
   Federal income tax                        18,413     12,196    (14,246)
   State and local income tax                   526        348       (407)
                                    -------------------------------------
   Total deferred income tax                 18,939     12,544    (14,653)
                                    -------------------------------------
Total income tax provision                 $ 79,135   $ 79,558   $ 48,031
                                    =====================================



The income tax provision is different from the amount computed using the expected federal income tax rate of 35% for the following reasons:

                                                      YEAR ENDED
                                                     DECEMBER 31,
                                              1996       1995       1994
                                      -------------------------------------
                                                        (000'S)

Expected federal income tax expense        $ 79,926    $ 81,271    $ 45,474
State income taxes                            1,229       2,224       2,629
Other                                        (2,020)     (3,937)        (72)
                                      =====================================
Total income tax provision                 $ 79,135    $ 79,558    $ 48,031
                                      =====================================

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994



The components of net deferred income taxes payable are as follows:

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                              1996              1995
                                        ------------------------------
                                                      (000'S)
Deferred Income Tax Assets
Insurance liabilities                      $  38,532         $  40,732
Other                                           --                --
                                        ------------------------------
Total deferred income tax assets           $  38,532         $  40,732
                                        ==============================

Deferred Income Tax Liabilities
Deferred acquisition costs                 $ 173,785         $ 153,526
Net investment gains                          12,502            28,157
Other                                          1,205                97
                                        ------------------------------
Total deferred income tax liabilities        187,492           181,780
                                        ------------------------------
Deferred federal income tax payable        $ 148,960         $ 141,048
                                        ==============================



The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    7.  Stockholder's Equity Reconciliation

    The reconciliation of statutory net income to GAAP net income, and statutory surplus to GAAP equity as of December 31, 1996, 1995, and 1994 are as follows:

                                                   1996               1995               1994
                                        ---------------------------------------------------------
                                                                 (000'S)
Statutory net income                           $    73,847        $   157,751        $    52,955
     Deferred acquisition costs                     48,862             (6,103)           (34,124)
     Deferred premium                                1,295               (743)             1,122
     Insurance liabilities                          10,211             22,890             31,780
     Income taxes                                   (7,780)           (27,669)            42,755
     Interest maintenance reserve                      365              5,480            (24,704)
     Separate accounts and other                    22,422              1,038             12,111
                                        ---------------------------------------------------------
GAAP net income                                $   149,222        $   152,644        $    81,895
                                        =========================================================


Statutory surplus                              $   901,645        $   829,022        $   676,087
     Investment valuation                           26,678             70,776                  -
     Deferred acquisition costs                    633,159            566,976            598,294
     Deferred premium                              (11,859)           (13,154)           (12,412)
     Insurance liabilities                        (124,781)          (153,995)           (71,076)
     Income taxes                                 (124,823)          (128,070)           (82,167)
     Asset valuation reserve and interest
           maintenance reserve                      68,733             64,551             23,690
     Other                                          30,229             32,087            (49,052)
                                        ---------------------------------------------------------
GAAP stockholder's equity                      $ 1,398,981        $ 1,268,193        $ 1,083,364
                                        =========================================================



    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF
                  PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        DECEMBER 31, 1996, 1995, AND 1994


    8.  Related Party Transactions

    A.  Service Agreements

    The Company, Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $102 million, $98 million and $78 million for the years ended December 31, 1996, 1995, and 1994, respectively.

    B.  Pension Plans

    The Company is a wholly-owned subsidiary of Prudential which sponsors several defined benefit pension plans that cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. Prudential's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

    No pension expense for contributions to the plan was allocated to the Company in 1996, 1995, or 1994 because the plan was subject to the full funding limitation under the Internal Revenue Code.

    C.  Postretirement Life and Health Benefits

    Prudential also sponsors certain life insurance and health care benefits for its retired employees. Substantially all employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service. Prudential elected to amortize its obligation over twenty years. A provision for contributions to the postretirement fund is included in the net cost of services allocated to the Company discussed above for the years ended December 31, 1996, 1995, and 1994.

    D.  Reinsurance

    The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically: reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1996, 1995, and 1994.

    9.  Contingencies

    Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

    10.  Dividends

    The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1996, the Company would be permitted a maximum of $48 million in dividend distribution in 1997, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP
--------------------------
PRICE WATERHOUSE LLP
New York, New York
March 21, 1997

INDEPENDENT AUDITORS' REPORT


To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey


We have audited the accompanying consolidated statement of financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the related consolidated statements of operations, stockholder's equity and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements presents fairly, in all material respects, the consolidated financial position of Pruco Life Insurance Company and subsidiaries as of December 31, 1995, and the consolidated results of operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company has retroactively adopted all applicable generally accepted accounting principles relating to stock life insurance subsidiaries of mutual life insurance companies and has changed, as of January 1, 1995, the method of accounting for fixed maturity investments.


/s/ DELOITTE & TOUCHE LLP
Parsippany, N.J.
December 19, 1996

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT




PRUDENTIAL

PRUCO LIFE INSURANCE COMPANY
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016, Extension 46

A Subsidiary of The Prudential Insurance Company of America

                                     PART IB

               INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 1997


PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER
VARIABLE
APPRECIABLE

LIFE(R)

INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.


The Pruco Life Insurance Company, a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America, offers a variable life insurance contract called the PRUVIDER Variable APPRECIABLE LIFE(R) Insurance Contract*. The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. The Contract also generally provides a cash surrender value which also varies with investment experience. There is no guaranteed minimum cash surrender value.


The assets held for the purpose of paying benefits under these contracts can be invested in one or both of the two current subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.

The PRUVIDER Variable APPRECIABLE LIFE(R) Insurance Contract owner may also choose to invest in a FIXED-RATE OPTION which is described in the prospectus of The Pruco Life PRUVIDER Variable Appreciable Account.

                               ------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1997, WHICH IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016, EXT. 46.


                               ------------------

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46


*PRUVIDER is a service mark of Prudential.
 APPRECIABLE LIFE is a registered mark of Prudential.
 SVAL-1SAI Ed 5-97


Catalog No. 64M086G

                                   STATEMENT OF ADDITIONAL INFORMATION
                                                CONTENTS

                                                                                                     PAGE
                                                                                                     ----

MORE DETAILED INFORMATION ABOUT THE CONTRACT............................................................1
        SALES LOAD UPON SURRENDER.......................................................................1
        REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS................................1
        PAYING PREMIUMS BY PAYROLL DEDUCTION............................................................1
        UNISEX PREMIUMS AND BENEFITS....................................................................1
        HOW THE DEATH BENEFIT WILL VARY.................................................................2
        WITHDRAWAL OF EXCESS CASH SURRENDER VALUE.......................................................2
        TAX TREATMENT OF CONTRACT BENEFITS..............................................................3
               TREATMENT AS LIFE INSURANCE..............................................................3
               PRE-DEATH DISTRIBUTIONS..................................................................3
               WITHHOLDING..............................................................................4
               OTHER TAX CONSIDERATIONS.................................................................4

        SALE OF THE CONTRACT AND SALES COMMISSIONS......................................................5
        RIDERS .........................................................................................5
        OTHER STANDARD CONTRACT PROVISIONS..............................................................5
               BENEFICIARY..............................................................................5
               INCONTESTABILITY.........................................................................5
               MISSTATEMENT OF AGE OR SEX...............................................................5
               SUICIDE EXCLUSION........................................................................5
               ASSIGNMENT...............................................................................5
               SETTLEMENT OPTIONS.......................................................................5

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS....................................................6
        GENERAL.........................................................................................6
        CONVERTIBLE SECURITIES..........................................................................6
        LOAN PARTICIPATIONS.............................................................................6
        WARRANTS........................................................................................6
        OPTIONS AND FUTURES.............................................................................6
        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES....................................................13
        SHORT SALES....................................................................................13
        SHORT SALES AGAINST THE BOX....................................................................13
        INTEREST RATE SWAPS............................................................................13
        LOANS OF PORTFOLIO SECURITIES..................................................................14
        ILLIQUID SECURITIES............................................................................14
        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS....................................................15

INVESTMENT RESTRICTIONS................................................................................16

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES........................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................................19

DETERMINATION OF NET ASSET VALUE.......................................................................20

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST....................................21

DEBT RATINGS...........................................................................................24

POSSIBLE REPLACEMENT OF THE SERIES FUND................................................................25

OTHER INFORMATION CONCERNING THE SERIES FUND...........................................................26
        INCORPORATION AND AUTHORIZED STOCK.............................................................26
        DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................................26
        CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT......................................26
        EXPERTS........................................................................................26
        LICENSE........................................................................................26

DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND.................................28

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC............................................... A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.............................................. B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

SALES LOAD UPON SURRENDER


A contingent deferred sales load is assessed if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3.


The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.


The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item (a) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC"). The maximum aggregate sales load that Pruco Life will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.


REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

HOW THE DEATH BENEFIT WILL VARY

The death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, for a Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.
See CONTRACT LOANS in the prospectus.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE


Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. An owner may make no more than four such withdrawals in each Contract year, and there is a $15 administrative processing fee for each withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.


When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed upon a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

These diversification requirements must ordinarily be met within 1 year after Contract owner funds are first allocated to the particular portfolio of the Series Fund, and within 30 days after the end of each calendar quarter thereafter. Each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer. Compliance with diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.


Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.


Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.


PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

        A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portion of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

        Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

        Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.


2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life representative.



        If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

        In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59-1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

        Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING. The taxable portions of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The recently enacted Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a businessowned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 6% of the scheduled premiums for the second through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under DAILY DEDUCTION FROM THE CONTRACT FUND and item (d) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.

RIDERS

The Contract owner may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

OTHER STANDARD CONTRACT PROVISIONS.

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

GENERAL


The Prudential Series Fund, Inc. (the "Series Fund") has fifteen separate portfolios, two of which, the Conservative Balanced Portfolio and the Flexible Managed Portfolio, are available to PRUVIDER Contract owners. The portfolios are managed by The Prudential Insurance Company of America ("Prudential"), see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 18.


Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Series Fund's portfolios that are available to PRUVIDER Contract owners can be found under INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the prospectus.

CONVERTIBLE SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS


The Conservative Balanced and Flexible Managed Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"). The portfolios may invest in such Loans generally in the form of participations in Loans ("Participations"). Participations typically will result in the Series Fund having a contractual relationship only with the Lender, not with the borrower. The Series Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.


WARRANTS

The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires.

OPTIONS AND FUTURES

OPTIONS ON EQUITY SECURITIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.


A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.

The Conservative Balanced and Flexible Managed Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described below under OPTIONS ON DEBT SECURITIES, page 8 and OPTIONS ON STOCK INDICES, page 9.


The portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.


If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

A portfolio's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, which might cause an exchange to institute special procedures that might interfere with the timely execution of customers' orders.


The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the general supervision of the Series Fund's Board of Directors.


OPTIONS ON DEBT SECURITIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("over-the-counter" or "OTC" options). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.


A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.


The portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

The portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described above in OPTIONS ON EQUITY SECURITIES, page 6. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the

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securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

The portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of debt options is subject to the same risks described above in connection with stock options.

OPTIONS ON STOCK INDICES. The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges or listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per Contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.


A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or NASDAQ against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.


A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other liquid unencumbered assets in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.


The purchase and sale of options on stock indices will be subject to the risks described under OPTIONS ON EQUITY SECURITIES, page 6. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in its manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The portfolios, however, will follow the "cover" procedures described above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of the exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


OPTIONS ON FOREIGN CURRENCIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (see FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, page 15) and futures contracts on foreign currencies (discussed under FUTURES CONTRACTS, below) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS. The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, attempt to reduce the risk of investment in equity securities by hedging a portion of their equity portfolios through the use of stock index futures contracts. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell for hedging purpose futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies for hedging purposes.


When the futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated custodial account) approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the futures commission merchant, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." The Board of Directors currently intends to limit futures trading for hedging purposes so that a portfolio will not enter into futures contracts or related options if the aggregate initial margins and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts and options.

In addition, as permitted by applicable regulations, the Conservative Balanced and Flexible Managed Portfolios may purchase and sell stock index futures contracts and interest rate futures contracts to adjust the portfolio's asset mix. For example, if the investment manager expects bonds to outperform stocks, it may purchase interest rate futures contracts rather than actually selling stocks and buying bonds. Neither portfolio will enter into futures contracts or related options for this purpose if the aggregate initial margins and premiums for futures and options for this purpose exceed 5% of the fair market of that portfolio's assets, taking into account unrealized profits and unrealized losses on any such futures and options.


A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

There are several additional risks associated with a portfolio's use of futures contracts for hedging purposes. One such risk arises because of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell future contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. In addition, temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. Further, each portfolio's successful use of futures contracts is to some extent dependent on the ability of the portfolio manager to predict correctly movements in the direction of the market, interest rates and/or currency exchange rates.

In addition, the hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS. To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced and Flexible Managed Portfolios may enter into certain transactions involving options on stock index futures contracts, options on interest rate futures contracts, and options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to option on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


From time to time, in the ordinary course of business, the Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


In addition, the short-term portions of the portfolios may purchase money market securities on a when-issued or delayed delivery basis on the terms set forth under item 6 in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

SHORT SALES


The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities or other liquid unencumbered assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.


The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

SHORT SALES AGAINST THE BOX


The portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash, U.S. Government securities or other liquid unencumbered assets in an amount equal to such consideration must be put in a segregated account.


INTEREST RATE SWAPS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps.

Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-- to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

LOANS OF PORTFOLIO SECURITIES

The portfolios may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.


No portfolio will lend securities to broker-dealers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.


ILLIQUID SECURITIES


The portfolios may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements with a maturity of greater than seven days are considered illiquid.


The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposed of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the adviser must determine that the security is of equivalent quality; and (3) the adviser must consider the trading market for the specific security, taking into account all relevant factors. The adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may purchase securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served.


The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedge currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

Neither of the portfolios available to PRUVIDER Contract owners will:


1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Conservative Balanced and Flexible Managed Portfolios may purchase and sell stock index futures contracts and related options, purchase and sell interest rate futures contracts and related options, and purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.


2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

4. Make short sales of securities or maintain a short position, except that the Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.


5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Conservative Balanced and Flexible Managed Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no.1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of options on debt securities, equity securities, stock indices and foreign currencies by the Conservative Balanced and Flexible Managed Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements entered into by the Conservative Balanced and Flexible Managed Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.


6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

 7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

 8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.

 9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

12. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.


The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries described in item 2 of SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21. In addition, the Series Fund adheres to additional restrictions relating to such practices as the lending of securities, borrowing, and the purchase of put and call options, futures contracts, and derivative instruments on securities to comply with investment guidelines issued by the California Department of Insurance.

Current federal income tax laws require that the assets of each portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Series Fund and not the Contract owners, are considered the owners of assets held in the Account for federal income tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

                INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

The Series Fund and Prudential have entered into an Investment Advisory Agreement under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. As noted in the prospectus, Prudential has also entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.

The investment management fee for the Conservative Balanced Portfolio is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.6% of the average daily net assets of the portfolio.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of Prudential or any subsidiary of Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the Custodian and Transfer Agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, Securities and Exchange Commission fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolios or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to the Conservative Balanced and Flexible Managed Portfolios the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets.

The Investment Advisory Agreement with Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on February 12, 1997 with respect to the Balanced Portfolios. The Investment Advisory Agreement was most recently approved by shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Balanced Portfolios. The Agreement will continue in effect if approved annually by: (1) a majority of the noninterested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreement shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreement, even if the Agreement is not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreement provides that it may not be assigned by Prudential and that it may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreement upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to the Balanced Portfolios. The Service Agreement between Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days' prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Series Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement. Under the Service Agreement, Prudential pays PIC a portion of the fee it receives for providing investment advisory services.

Prudential also serves as the investment advisor to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment advisor, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investor advisor have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokerdealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential.

Bonds, including convertible bonds, and equity securities traded in the over-the-counter market are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, Prudential or Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in Prudential's opinion, this policy furthers the objective of obtaining best price and execution. Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transac tions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a securities exchange for the Series Fund unless the Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.

For the years 1996, 1995, and 1994, the Series Fund paid a total of $12,197,982, $11,607,197, and $11,579,886, respectively, in brokerage commissions for all portfolios. Of those amounts, $961,524, $899,739, and $560,155, for 1996, 1995, and 1994, respectively, was paid out to Prudential Securities Incorporated. For 1996, the commissions paid to this affiliated broker constituted 7.9% of the total commissions paid by the Series Fund for that year. Transactions through this affiliated broker accounted for 7.9% of the aggregate dollar amount of transactions for all of the portfolios of the Series Fund involving the payment of commissions.

                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to separate accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of Prudential or other insurers. Prudential acts as principal underwriter to the Series Fund. As such, Prudential receives no underwriting compensation from the Series Fund.

As noted in the prospectus, the net asset value of the shares of each portfolio is determined once daily on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time.

In determining the net asset value of any intermediate or long-term fixed income securities of the Conservative Balanced and Flexible Managed Portfolios (other than debt obligations with remaining maturities of 12 months or less, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

All short-term debt obligations in the money market portions of the Conservative Balanced and Flexible Managed Portfolios of 12 months remaining maturity or less are valued on an amortized cost basis in accordance with an order obtained from the Securities and Exchange Commission. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the money market portions of the Conservative Balanced and Flexible Managed Portfolios may not purchase any security with a remaining maturity of more than 12 months and must maintain a dollar-weighted average portfolio maturity of 120 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Series Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 21.

The net asset value of the common stocks and convertible debt securities of the portfolios will be determined in the following manner. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) are valued on the same basis as intermediate or long-term fixed income securities, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.

With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by Prudential under the direction of the Board of Directors of the Series Fund.

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST*

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

* Although the Money Market Portfolio is not available to PRUVIDER Contract owners, any short-term portion of the Conservative Balanced and Flexible Managed Portfolios may be invested in the types of securities described in this section.

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Rating Group ("S&P"), A or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. For a description of corporate bond ratings, see DEBT RATINGS, page 24. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser (which as noted above is currently Prudential) under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestics issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.

5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described under REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS in the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.

6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board. Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event Prudential becomes aware that an NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or if because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa --  Bonds which are rated "Aaa" are judged to be of the best quality.
        They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A   --  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  --  Bonds which are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   --  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   --  Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Commercial paper:

o Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leading market positions in well-established industries.

--High rates of return of funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Rating Group describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C

               Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper:

               Commercial paper rated A by Standard & Poor's Rating Group has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                     POSSIBLE REPLACEMENT OF THE SERIES FUND

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

In addition, although it is highly unlikely, it is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) difference between voting instructions given by variable life insurance and variable annuity contract owners. Prudential will bear the expense, if it does become necessary, of remedying any material conflict including establishing a new underlying investment company and segregating the assets held under variable life insurance and variable annuity contracts.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

INCORPORATION AND AUTHORIZED STOCK

The Series Fund was incorporated under Maryland law on November 15, 1982. The authorized Capital Stock of the Series Fund consists of 2 billion shares, par value $0.01 per share. As of the date of this prospectus, the shares of Capital Stock are divided into fifteen classes: MONEY MARKET PORTFOLIO Capital Stock (225 million shares), DIVERSIFIED BOND PORTFOLIO Capital Stock (200 million shares), HIGH YIELD BOND PORTFOLIO Capital Stock (100 million shares), GOVERNMENT INCOME PORTFOLIO Capital Stock (100 million shares), EQUITY PORTFOLIO Capital Stock (200 million shares), STOCK INDEX PORTFOLIO Capital Stock (100 million shares), EQUITY INCOME PORTFOLIO Capital Stock (100 million shares), NATURAL RESOURCES PORTFOLIO Capital Stock (100 million shares), GLOBAL PORTFOLIO Capital Stock (100 million shares), CONSERVATIVE BALANCED PORTFOLIO Capital Stock (300 million shares), FLEXIBLE MANAGED PORTFOLIO Capital Stock (300 million shares), ZERO COUPON BOND PORTFOLIO 2000 Capital Stock (25 million shares), ZERO COUPON BOND PORTFOLIO 2005 Capital Stock (50 million shares), PRUDENTIAL JENNISON PORTFOLIO Capital Stock (50 million shares), SMALL CAPITALIZATION STOCK PORTFOLIO Capital Stock (50 million shares). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Series Fund is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of each portfolio's net investment income and realized gains from securities transactions to the respective subaccounts, which immediately reinvest it. For each taxable year in which it and each of its portfolios so qualify, the Series Fund will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders.

CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Chase Manhattan Bank, Chase Metro Tech Center, Brooklyn, NY 11245, is currently the custodian of the assets held by all the portfolios, except the Global Portfolio. On or about May 31, 1997, Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105-1716, will become the custodian of the assets held by all the portfolios except the Global Portfolio. IFTC will also be the custodian of the assets held in connection with repurchase agreements entered into by the portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Each of the Series Fund's custodians employs subcustodians, who were approved by the directors of the Series Fund in accordance with regulations of the Securities and Exchange Commission, for the purpose of providing custodial service for the Series Fund's foreign assets held outside the United States. The directors of the Series Fund monitor the activities of the custodians and the subcustodians.

Prudential is the transfer agent and dividend disbursing agent for the Series Fund. Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777.

EXPERTS

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus for the years prior to 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, NJ 07054-0319.

LICENSE

As part of the Investment Advisory Agreement, Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

                    DIRECTORS AND OFFICERS OF PRUCO LIFE AND
                          MANAGEMENT OF THE SERIES FUND

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

WILLIAM M. BETHKE, Director. -- President, Prudential Capital Markets Group since 1992.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995:
President, Prudential Select; Prior to 1993: Senior Vice President of
Prudential.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, Prudential Investment Corporation.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services; Prior to 1993: Vice President and Associate Actuary of Prudential.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.

KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.; Prior to 1994: President and Chief Executive Officer, Asia Pacific Region-Prudential International Insurance, and President, The Prudential Life Insurance Co., Ltd.

WILLIAM F. YELVERTON, Chairman and Director. -- Chief Executive Officer, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary. -- Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

LINDA S. DOUGHERTY, Vice President, Comptroller and Chief Accounting Officer. -- Vice President and Comptroller, Prudential Individual Insurance Group since 1997; Prior to 1997: Vice President, Accounting, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; 1993 to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank; Prior to 1993: Operations Executive, Global Securities Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

MARIO A. MOSSE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1996; Prior to 1996: Vice President, Chase Manhattan Bank.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

KAREN L. SHAPIRO, Senior Vice President. -- Vice President, Prudential Individual Insurance Group since 1996; Vice President and Associate General Counsel, Prudential Securities Incorporated 1993 to 1996; Prior to 1993: Senior Associate with Shaw, Pittman, Potts and Trowbridge.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

* SUBSIDIARY OF PRUDENTIAL

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and major officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is Prudential Plaza, Newark, New Jersey 07102-3777.

                          DIRECTORS OF THE SERIES FUND

MENDEL A. MELZER*, Chairman of the Board--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993:
Managing Director, The Prudential Investment Corporation.

E. MICHAEL CAULFIELD*, President and Director--Chief Executive Officer of Prudential Investments since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of Prudential.

SAUL K. FENSTER, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., Director--Principal, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN COTE, Vice President--Vice President Prudential Investments since 1996; 1995 to 1996: Chief Operating Officer and Managing Director, Prudential Mutual Fund Investment Management; Prior to 1995: Senior Vice President and Treasurer of Prudential Mutual Funds.

THOMAS EARLY, Secretary--General Counsel, Mutual Funds and Annuities, Prudential Investments since 1996; 1994 to 1996: General Counsel, Prudential Retirement Services, Prudential Investments; Prior to 1994: Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company.

I. EDWARD PRICE, Vice President--Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.

EUGENE STARK, Comptroller, Principal Financial Officer and Treasurer--Vice President, Prudential Investments.

No director or officer of the Series Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.

*These members of the Board are interested persons of Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $4,188,354,768)..........................  $4,538,468,628
    Receivable for investments sold short (Note
      2).......................................     111,621,197
    Interest and dividends receivable..........      44,683,414
    Receivable for investments sold............       1,376,096
                                                 --------------
      Total Assets.............................   4,696,149,335
                                                 --------------
  LIABILITIES
    Investments sold short at value (proceeds
      $111,621,197 including accrued interest)
      (Note 2).................................     110,481,637
    Payable for investments purchased..........      99,447,868
    Payable to investment adviser..............       6,126,182
    Accrued expenses...........................         768,878
    Bank overdraft.............................         453,239
    Payable for capital stock repurchased......          62,998
                                                 --------------
      Total Liabilities........................     217,340,802
                                                 --------------
  NET ASSETS...................................  $4,478,808,533
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,886,377
      Paid-in capital in excess of par.........   4,094,460,572
                                                 --------------
                                                  4,097,346,949
    Accumulated net realized gains on
      investments..............................      30,208,164
    Net unrealized appreciation on
      investments..............................     351,253,420
                                                 --------------
    Net assets, December 31, 1996..............  $4,478,808,533
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 288,637,703 outstanding shares
      of common stock (authorized 300,000,000
      shares)..................................  $        15.52
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Interest...................................  $   174,514,843
    Dividends (net of $488,736 foreign
      withholding tax).........................       23,515,755
                                                 ---------------
                                                     198,030,598
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       23,052,572
    Shareholders' reports......................        1,367,000
    Custodian expense..........................          228,000
    Accounting fees............................          127,000
    Audit fees.................................           70,400
    Legal fees.................................            2,900
    Directors' fees............................            2,000
    Miscellaneous expenses.....................              736
                                                 ---------------
      Total expenses...........................       24,850,608
    Less: custodian fee credit.................         (103,584)
                                                 ---------------
      Net expenses.............................       24,747,024
                                                 ---------------
  NET INVESTMENT INCOME........................      173,283,574
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      270,207,375
      Short sales..............................         (100,129)
                                                 ---------------
                                                     270,107,246
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       60,263,761
      Short sales..............................        1,139,560
                                                 ---------------
                                                      61,403,321
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      331,510,567
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   504,794,141
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    173,283,574     $   155,293,990
    Net realized gain on investments and short sales.......................................        270,107,246         167,342,297
    Net change in unrealized appreciation on investments and short sales...................         61,403,321         264,773,974
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        504,794,141         587,410,261
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (174,034,704)       (154,987,434)
    Dividends in excess of net investment income...........................................            (41,632)                 --
    Distributions from net realized capital gains..........................................       (273,551,593)       (133,660,168)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (447,627,929)       (288,647,602)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [10,561,256 and 5,345,143 shares, respectively].....................        167,668,924          81,026,772
    Capital stock issued in reinvestment of dividends and distributions [29,086,855 and
     19,023,739 shares, respectively]......................................................        447,627,929         288,647,602
    Capital stock repurchased [(8,429,995) and (15,343,313) shares, respectively]..........       (134,428,797)       (228,767,054)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        480,868,056         140,907,320
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        538,034,268         439,669,979
  NET ASSETS:
    Beginning of year......................................................................      3,940,774,265       3,501,104,286
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,478,808,533     $ 3,940,774,265
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B12 THROUGH B16.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
  ASSETS
    Investments, at value (cost:
      $4,400,135,497)..........................  $4,981,429,094
    Cash.......................................          52,238
    Receivable for securities sold short (Note
      2).......................................     113,630,151
    Interest and dividends receivable..........      33,277,907
    Receivable for investments sold............      31,241,005
                                                 --------------
      Total Assets.............................   5,159,630,395
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........     141,168,642
    Investments sold short, at value (proceeds
      $113,630,151 including accrued interest)
      (Note 2).................................     112,461,581
    Payable to investment adviser..............       7,374,729
    Accrued expenses...........................       1,390,075
    Payable for capital stock repurchased......         312,681
                                                 --------------
      Total Liabilities........................     262,707,708
                                                 --------------
  NET ASSETS...................................  $4,896,922,687
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,751,892
      Paid-in capital in excess of par.........   4,273,689,804
                                                 --------------
                                                  4,276,441,696
    Distributions in excess of net investment
      income...................................        (576,929)
    Accumulated net realized gains on
      investments..............................      38,595,752
    Net unrealized appreciation on
      investments..............................     582,462,168
                                                 --------------
    Net assets, December 31, 1996..............  $4,896,922,687
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 275,189,159 shares of common stock
      outstanding (300,000,000 shares
      authorized)..............................  $        17.79
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
  INVESTMENT INCOME
    Interest...................................  $   127,494,108
    Dividends (net of $553,612 foreign
      withholding tax).........................       40,857,296
                                                 ---------------
                                                     168,351,404
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       27,247,674
    Shareholders' reports......................        1,423,000
    Custodian expense..........................          397,050
    Accounting fees............................          122,000
    Audit fees.................................           75,600
    Legal fees.................................            3,100
    Directors' fees............................            2,000
    Miscellaneous expenses.....................              165
                                                 ---------------
      Total expenses...........................       29,270,589
    Less: custodian fee credit.................         (131,050)
                                                 ---------------
      Net expenses.............................       29,139,539
                                                 ---------------
  NET INVESTMENT INCOME........................      139,211,865
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      408,037,782
      Foreign currencies.......................          (69,542)
      Short sales..............................           77,891
                                                 ---------------
                                                     408,046,131
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       40,562,155
      Foreign currencies.......................           (1,902)
      Short sales..............................        1,168,570
                                                 ---------------
                                                      41,728,823
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      449,774,954
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   588,986,819
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1996                1995
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $  139,211,865      $  126,640,661
    Net realized gain on investments, foreign currencies and short sales...................      408,046,131         292,267,835
    Net change in unrealized appreciation on investments, foreign currencies and short
     sales.................................................................................       41,728,823         410,041,102
                                                                                              --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................      588,986,819         828,949,598
                                                                                              --------------      --------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................     (142,089,785)       (124,621,227)
    Distributions from net realized capital gains..........................................     (458,909,559)       (176,844,671)
                                                                                              --------------      --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................     (600,999,344)       (301,465,898)
                                                                                              --------------      --------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,998,637 and 8,486,525 shares, respectively]......................      166,455,957         146,641,074
    Capital stock issued in reinvestment of dividends and distributions [34,012,173 and
     17,050,711 shares, respectively]......................................................      600,999,344         301,465,898
    Capital stock repurchased [(6,420,074) and (11,612,102) shares, respectively]..........     (119,724,926)       (195,926,134)
                                                                                              --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................      647,730,375         252,180,838
                                                                                              --------------      --------------
  TOTAL INCREASE IN NET ASSETS.............................................................      635,717,850         779,664,538
  NET ASSETS:
    Beginning of year......................................................................    4,261,204,837       3,481,540,299
                                                                                              --------------      --------------
    End of year............................................................................   $4,896,922,687      $4,261,204,837
                                                                                              --------------      --------------
                                                                                              --------------      --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B12 THROUGH B16.

                                       A2

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                        CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 91.2%
                                                                       VALUE
COMMON STOCKS -- 36.7%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE/DEFENSE -- 0.6%
  GenCorp, Inc....................................        629,100  $   11,402,438
  Litton Industries, Inc. (a).....................        241,400      11,496,675
  UNC, Inc. (a)...................................        278,800       3,345,600
                                                                   --------------
                                                                       26,244,713
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. (a)...................................        378,700      33,372,937
  USAir Group, Inc. (a)...........................        776,100      18,141,337
                                                                   --------------
                                                                       51,514,274
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.5%
  A.O. Smith Corp.................................        450,000      13,443,750
  Ford Motor Co...................................        295,900       9,431,812
                                                                   --------------
                                                                       22,875,562
                                                                   --------------
AUTOMOBILES & TRUCKS -- 1.8%
  Chrysler Corp...................................        929,500      30,673,500
  General Motors Corp.............................        464,700      25,907,025
  Goodyear Tire & Rubber Co.......................        250,800      12,884,850
  Mascotech, Inc..................................        604,200       9,893,775
                                                                   --------------
                                                                       79,359,150
                                                                   --------------
CHEMICALS -- 0.1%
  Millenium Chemicals, Inc. (a)...................        188,227       3,341,029
                                                                   --------------
CHEMICALS - SPECIALTY -- 1.0%
  Ferro Corp......................................        609,100      17,283,212
  M.A. Hanna Co...................................        689,950      15,092,656
  OM Group, Inc...................................        435,400      11,755,800
                                                                   --------------
                                                                       44,131,668
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  BW/IP, Inc. (Class 'A' Stock)...................        365,600       6,032,400
  IMO Industries, Inc. (a)........................        575,600       1,798,750
  Parker-Hannifin Corp............................        197,450       7,651,187
                                                                   --------------
                                                                       15,482,337
                                                                   --------------
COMPUTER HARDWARE -- 1.4%
  Amdahl Corp. (a)................................        836,600      10,143,775
  Digital Equipment Corp. (a).....................        293,500      10,676,063
  International Business Machines Corp............        278,900      42,113,900
                                                                   --------------
                                                                       62,933,738
                                                                   --------------
CONSTRUCTION -- 0.2%
  McDermott International, Inc....................        481,900      10,601,800
                                                                   --------------
CONSUMER SERVICES -- 0.4%
  ADT Ltd. (a)....................................        576,300      13,182,863
  SPS Transaction Services, Inc. (a)..............        185,900       2,834,975
                                                                   --------------
                                                                       16,017,838
                                                                   --------------
CONTAINERS & PACKAGING -- 0.2%
  Sealed Air Corp. (a)............................        183,600       7,642,350
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.0%
  RJR Nabisco Holdings Corp.......................        791,400      26,907,600
  Whitman Corp....................................        849,000      19,420,875
                                                                   --------------
                                                                       46,328,475
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 0.3%
  United States Surgical Corp.....................        339,700      13,375,688
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
ELECTRICAL EQUIPMENT -- 1.0%
  Belden, Inc.....................................        457,600  $   16,931,200
  Westinghouse Electric Corp......................      1,487,300      29,560,087
                                                                   --------------
                                                                       46,491,287
                                                                   --------------
ELECTRONICS -- 1.3%
  National Semiconductor Corp. (a)................        964,000      23,497,500
  Texas Instruments, Inc..........................        557,700      35,553,375
                                                                   --------------
                                                                       59,050,875
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.2%
  Giant Cement Holdings, Inc. (a).................        400,400       6,456,450
                                                                   --------------
FINANCIAL SERVICES -- 2.9%
  Alex Brown, Inc.................................        278,100      20,162,250
  Lehman Brothers Holdings, Inc...................      1,597,400      50,118,425
  Merrill Lynch & Co., Inc........................        185,900      15,150,850
  Morgan Stanley Group, Inc.......................        209,200      11,950,550
  Salomon, Inc....................................        650,700      30,664,237
                                                                   --------------
                                                                      128,046,312
                                                                   --------------
FOREST PRODUCTS -- 1.7%
  Champion International Corp.....................        650,700      28,142,775
  Louisiana-Pacific Corp..........................        650,700      13,746,037
  Mead Corp.......................................        326,100      18,954,562
  Willamette Industries, Inc......................        238,100      16,577,712
                                                                   --------------
                                                                       77,421,086
                                                                   --------------
GAS PIPELINES -- 0.3%
  Western Gas Resources, Inc......................        659,000      12,685,750
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.3%
  Jan Bell Marketing, Inc. (a)....................        964,200       1,988,663
  Leggett & Platt, Inc............................        366,600      12,693,525
                                                                   --------------
                                                                       14,682,188
                                                                   --------------
HOUSING RELATED -- 1.1%
  Hanson, PLC, ADR, (United Kingdom)..............      2,540,300      17,147,025
  Owens Corning...................................        620,800      26,461,600
                                                                   --------------
                                                                       43,608,625
                                                                   --------------
INSURANCE -- 3.0%
  Allstate Corp...................................        124,999       7,234,317
  Equitable of Iowa Companies.....................        346,500      15,895,687
  Financial Security Assurance Holdings, Ltd......        218,100       7,170,037
  PennCorp Financial Group, Inc...................        513,500      18,486,000
  Provident Companies, Inc........................        170,900       8,267,287
  Reinsurance Group of America, Inc...............        487,800      22,987,575
  TIG Holdings, Inc...............................        546,900      18,526,237
  Trenwick Group, Inc.............................        273,300      12,640,125
  W.R. Berkley Corp...............................        180,100       9,140,075
  Western National Corp...........................        836,600      16,104,550
                                                                   --------------
                                                                      136,451,890
                                                                   --------------
INTEGRATED PRODUCERS -- 0.2%
  Murphy Oil Corp.................................        177,400       9,867,875
                                                                   --------------

                                       B1

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MACHINERY -- 1.4%
  Case Corp.......................................        597,500  $   32,563,750
  DT Industries, Inc..............................        226,100       7,913,500
  Paxar Corp......................................      1,232,660      21,263,385
                                                                   --------------
                                                                       61,740,635
                                                                   --------------
MEDIA -- 1.6%
  Central Newspapers, Inc. (Class 'A' Stock)......        319,800      14,071,200
  Gannett Co., Inc................................        185,900      13,919,262
  Hollinger International, Inc....................        155,600       1,789,400
  Houghton Mifflin Co.............................        185,900      10,526,587
  Knight-Ridder, Inc..............................        371,800      14,221,350
  Lee Enterprises, Inc............................        325,300       7,563,225
  McGraw-Hill, Inc................................        185,500       8,556,187
  Media General, Inc. (Class 'A' Stock)...........         59,000       1,784,750
                                                                   --------------
                                                                       72,431,961
                                                                   --------------
METALS-NON FERROUS -- 1.1%
  Aluminum Company of America.....................        750,500      47,844,375
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 2.0%
  Danaher Corp....................................        435,800      20,319,175
  Donaldson, Inc..................................        372,200      12,468,700
  IDEX Corp.......................................        275,300      10,977,587
  Mark IV Industries, Inc.........................        558,793      12,642,692
  Trinity Industries, Inc.........................        358,300      13,436,250
  Wolverine Tube, Inc. (a)........................        259,800       9,157,950
  York International Corp.........................        185,000      10,336,875
                                                                   --------------
                                                                       89,339,229
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.8%
  Coltec Industries, Inc. (a).....................        299,900       5,660,613
  Global Industrial Technologies, Inc. (a)........        390,700       8,644,238
  Material Sciences Corp. (a).....................        649,600      11,692,800
  Titan Wheel International, Inc..................        695,550       8,868,263
                                                                   --------------
                                                                       34,865,914
                                                                   --------------
OIL - EXPLORATION & PRODUCTION -- 1.9%
  Basin Exploration, Inc. (a).....................        142,700         891,875
  Cabot Oil & Gas Corp. (Class 'A' Stock).........        552,500       9,461,563
  Enron Oil & Gas Co..............................        309,300       7,809,825
  Mesa, Inc. (a)..................................      2,711,400      14,234,850
  Noble Affiliates, Inc...........................        325,300      15,573,738
  Oryx Energy Co. (a).............................        789,500      19,540,125
  Parker & Parsley Petroleum Co...................        248,600       9,136,050
  Seagull Energy Corp. (a)........................        373,400       8,214,800
                                                                   --------------
                                                                       84,862,826
                                                                   --------------
OIL & GAS -- 1.2%
  Societe Nationale Elf Aquitaine, ADR,
    (France)......................................      1,199,200      54,263,800
                                                                   --------------
OIL SERVICES -- 0.6%
  Coflexip, ADR, (France).........................        650,700      17,080,875
  Weatherford Enterra, Inc. (a)...................        298,653       8,959,590
                                                                   --------------
                                                                       26,040,465
                                                                   --------------
PETROLEUM SERVICES -- 0.1%
  ICO, Inc........................................        492,100       3,014,112
                                                                   --------------
RAILROADS -- 0.2%
  Burlington Northern, Inc........................        117,900      10,183,612
                                                                   --------------

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.4%
  Crescent Real Estate Equities, Inc..............        339,400  $   17,903,350
                                                                   --------------
RETAIL -- 1.6%
  Bombay Company, Inc. (a)........................        890,300       4,117,638
  Charming Shoppes, Inc. (a)......................      2,788,600      14,117,288
  Dillard Department Stores, Inc. (a).............        202,900       6,264,538
  K mart Corp. (a)................................      1,913,600      19,853,600
  Toys 'R' Us, Inc. (a)...........................        557,700      16,731,000
  Woolworth Corp. (a).............................        557,700      12,199,688
                                                                   --------------
                                                                       73,283,752
                                                                   --------------
STEEL -- 0.9%
  Bethlehem Steel Corp. (a).......................        929,500       8,365,500
  LTV Corp........................................      1,408,200      16,722,375
  National Steel Corp. (Class 'B' Stock) (a)......        289,300       2,676,025
  USX-U.S. Steel Group............................        418,300      13,124,163
                                                                   --------------
                                                                       40,888,063
                                                                   --------------
TELECOMMUNICATIONS -- 0.1%
  Deutsche Telekom, ADR, (Germany) (a)............        309,500       6,306,063
                                                                   --------------
TEXTILES -- 1.3%
  Farah, Inc. (a).................................        249,300       1,932,075
  Fieldcrest Cannon, Inc. (a).....................        427,500       6,840,000
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...        464,700      17,600,513
  Owens-Illinois, Inc. (a)........................        513,700      11,686,675
  Phillips-Van Heusen Corp........................        578,500       8,315,938
  Tultex Corp. (a)................................        558,300       3,908,100
  V.F. Corp.......................................        143,700       9,699,750
                                                                   --------------
                                                                       59,983,051
                                                                   --------------
TOBACCO -- 0.4%
  Philip Morris Companies, Inc....................         87,300       9,832,163
  UST, Inc........................................        250,400       8,106,700
                                                                   --------------
                                                                       17,938,863
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp.....................................        482,100       6,930,188
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,310,419,852)..........................................   1,642,431,219
                                                                   --------------

PREFERRED STOCKS -- 1.0%
FINANCIAL SERVICES -- 0.8%
  Central Hispano Corp............................        225,900       5,986,350
  Central Hispano Financial Services..............      1,000,000      25,200,000
                                                                   --------------
                                                                       31,186,350
                                                                   --------------
GAS PIPELINES -- 0.1%
  TransCanada Pipelines, Ltd......................        140,000       3,640,000
                                                                   --------------
MEDIA -- 0.0%
  Times Mirror Co. (Cum. Conv.), Series B.........              1              28
                                                                   --------------
PETROLEUM -- 0.1%
  Mesa, Inc. (Conv. Pfd.).........................        914,929       5,832,671
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,848,291).............................................      40,659,049
                                                                   --------------

                                       B2

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 53.5%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
DOMESTIC CORPORATE BONDS -- 36.6%
AEROSPACE -- 0.2%
  Northrop Grumman Corp.,
    7.875%, 03/01/26..............................      Baa3      $   7,500  $    7,517,475
                                                                             --------------
AGRICULTURAL EQUIPMENT -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba3           6,500       6,576,700
                                                                             --------------
AIRLINES -- 2.9%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      24,145,800
    10.375%, 02/01/11.............................      Ba1          28,405      34,799,534
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa2         10,125      12,000,555
    10.67%, 05/01/04..............................      Baa3         29,665      35,084,499
    11.21%, 05/01/14..............................      Baa3         18,433      24,168,797
                                                                             --------------
                                                                                130,199,185
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  Banc One Credit Card Master Trust,
    7.75%, 12/15/99...............................       A2           5,100       5,178,081
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,469,813
                                                                             --------------
                                                                                  9,647,894
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.9%
  Continental Cablevision, Inc.,
    8.30%, 05/15/06...............................      Ba2          11,200      11,931,024
    8.625%, 08/15/03..............................      Ba2          27,050      29,271,076
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Baa3          2,500       2,301,450
    9.25%, 04/15/02...............................      Baa3         21,425      22,694,860
    9.80%, 02/01/12...............................       B2           7,000       7,575,400
    9.875%, 06/15/22..............................      Baa3          7,900       8,507,668
    10.125%, 04/15/22.............................      Baa3          2,000       2,196,040
                                                                             --------------
                                                                                 84,477,518
                                                                             --------------
COMPUTERS -- 0.2%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1          10,000       9,542,500
                                                                             --------------
FINANCIAL SERVICES -- 19.1%
  Associates Corp. of North America,
    6.625%, 05/15/01..............................      Aa3          34,500      34,485,510
    6.68%, 09/17/99...............................      Aa3          34,050      34,299,927
    8.375%, 01/15/98..............................       A1           1,100       1,125,454
  Bank of New York,
    7.97%, 12/31/26...............................       A1          26,000      26,258,440
  Barnett Banks,
    8.06%, 12/01/26...............................       A2           3,500       3,540,775
  Bayerische Landes,
    6.20%, 09/30/99...............................      Aaa          30,000      29,970,000
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,085,677
    6.73%, 06/04/98...............................      Baa2         16,000      16,094,400
    6.90%, 04/15/99...............................      Baa3         11,000      11,073,590
    7.20%, 07/19/99...............................      Baa3         11,250      11,376,112
  CIT Group Holdings, M.T.N.,
    5.85%, 03/16/98...............................      Aa3          25,000      25,009,750
    5.875%, 11/09/98..............................      Aa3          33,900      33,795,588
  Conseco, Inc.,
    8.70%, 11/15/26...............................       NR          18,200      18,356,884
  CoreStates Financial Corp.,
    8.00%, 12/15/26...............................       A1          24,250      24,251,455

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3      $  11,500  $   11,195,250
    7.00%, 06/15/00...............................      Baa3         30,000      30,363,000
    7.50%, 06/15/03...............................      Baa3          5,000       5,139,300
    7.875%, 03/15/98..............................      Baa3          9,925      10,145,831
    8.75%, 12/15/99...............................      Baa3          5,000       5,295,500
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       NR          11,150      11,087,560
  First Union Corp.,
    7.85%, 01/01/27...............................       A1          43,500      43,103,062
    9.45%, 06/15/99...............................      Baa2          4,000       4,274,280
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         14,575      14,878,306
  Ford Motor Credit,
    7.00%, 09/25/01...............................       A1          37,000      37,551,670
  General Motors Acceptance Corp., M.T.N.,
    5.395%, 02/02/99..............................       P1           2,000       1,999,825
    7.375%, 07/20/98..............................      Baa1          4,650       4,742,209
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1          6,000       6,008,100
    6.84%, 09/25/98...............................      Baa1         30,000      30,227,100
    6.89%, 10/10/00...............................      Baa1         10,545      10,581,380
  Liberty Mutual Insurance Co.,
    7.875%, 10/15/26..............................       A2           2,500       2,526,985
    8.20%, 05/04/07...............................       A2          51,005      54,164,250
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................      Baa1         28,750      31,265,625
  Mellon Bank Corp.,
    7.72%, 12/01/26...............................       A2          15,635      15,151,097
    7.995%, 01/15/27..............................       A2          38,500      38,018,750
  Republic Bank of New York Corp.,
    7.53%, 12/04/26...............................       NR          21,000      20,582,583
  Salomon, Inc., M.T.N.,
    5.98%, 02/02/98...............................      Baa1         35,000      34,982,850
    7.00%, 05/15/99...............................      Baa1         42,000      42,331,800
    7.25%, 05/01/01...............................      Baa1          8,625       8,706,592
  State Street Capital Corp.,
    7.94%, 12/30/26...............................       NR          10,000       9,960,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       8,955,000
  Travelers Capital, Inc.,
    7.75%, 12/01/36...............................       A1          20,000      19,350,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      20,542,500
  USAA Capital Corp.,
    6.34%, 09/18/98...............................      Aa1          10,000      10,040,000
  Wells Fargo & Co.,
    7.96%, 12/15/26...............................       A1          32,500      31,974,429
                                                                             --------------
                                                                                854,868,396
                                                                             --------------
FOOD & BEVERAGE -- 0.1%
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,000       4,018,000
                                                                             --------------
HEALTH CARE -- 0.0%
  Tenet Healthcare Corp.,
    8.625%, 12/01/03..............................      Ba2           2,000       2,110,000
                                                                             --------------
HOSPITAL MANAGEMENT -- 0.0%
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,530,950
                                                                             --------------

                                       B3

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
MEDIA -- 5.8%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3      $  28,000  $   27,784,960
    7.75%, 12/01/45...............................      Baa3         61,000      56,802,590
    9.25%, 02/01/13...............................      Baa3         24,050      26,942,975
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,419,667
  Time Warner, Inc.,
    7.75%, 06/15/05...............................      Ba1          15,000      15,088,950
    8.11%, 08/15/06...............................      Ba1          13,250      13,583,503
    8.18%, 08/15/07...............................      Ba1          24,500      25,138,715
  Time Warner, Inc., (Con't)
    8.375%, 07/15/33..............................      Baa3         37,450      37,584,446
    9.125%, 01/15/13..............................      Ba1          14,270      15,578,559
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1           5,325       5,435,813
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2           8,545       8,178,931
    7.75%, 06/01/05...............................      Ba2          22,275      21,933,524
                                                                             --------------
                                                                                260,472,633
                                                                             --------------
OIL & GAS -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Ba2           3,000       3,225,450
                                                                             --------------
OIL & GAS EQUIPMENT & SERVICES -- 0.2%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       3,887,640
  Noble Drilling Corp.,
    9.125%, 07/01/06..............................      Ba2           3,500       3,762,500
                                                                             --------------
                                                                                  7,650,140
                                                                             --------------
RETAIL -- 3.1%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1          18,075      18,526,875
    8.50%, 06/15/03...............................      Ba1          36,750      38,220,000
    10.00%, 02/15/01..............................      Ba1           4,500       4,905,000
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       4,982,500
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          70,000      70,177,100
                                                                             --------------
                                                                                136,811,475
                                                                             --------------
TECHNOLOGY -- 1.8%
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,456,750
    6.09%, 11/09/98...............................      Baa1         34,000      34,034,000
    6.29%, 10/22/98...............................      Baa1          5,000       5,007,450
    6.375%, 11/30/01..............................      Baa1         21,500      21,153,850
    6.689%, 05/22/98..............................      Baa1          9,000       9,075,240
                                                                             --------------
                                                                                 81,727,290
                                                                             --------------
TELECOMMUNICATIONS -- 0.7%
  TCI Communications, Inc.,
    8.65%, 09/15/04...............................      Baa3         28,470      28,609,788
    8.75%, 08/01/15...............................      Baa3          5,450       5,383,946
                                                                             --------------
                                                                                 33,993,734
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa3          3,000       3,157,440
    10.05%, 06/15/99..............................      Baa3            500         539,080
                                                                             --------------
                                                                                  3,696,520
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 0.1%
  Arkla, Inc., M.T.N.,
    9.25%, 12/18/97...............................      Ba2       $   3,000  $    3,077,790
                                                                             --------------
FOREIGN CORPORATE BONDS -- 6.3%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Colombia)
    8.625%, 06/02/00..............................       NR           5,500       5,713,125
  Banco Ganadero, SA, M.T.N., (Colombia)
    9.75%, 08/26/99...............................      Baa3          7,300       7,683,250
  Bangkok Bank, (Thailand)
    7.25%, 09/15/05...............................       A3          10,000       9,777,400
    8.25%, 03/15/16...............................       A3          15,000      15,258,750
  Central Hispano Financial Services, (Cayman
    Islands)
    6.031%, 04/28/05..............................       A3          10,000      10,005,000
  Compania Sud Americana de Vapores, SA, (Chile)
    7.375%, 12/08/03..............................       NR           7,600       7,486,000
  Deutsche Bank, (Germany)
    6.70%, 12/13/06...............................      Aa1          12,500      12,299,562
  Domtar, Inc., (Canada)
    9.50%, 08/01/16...............................      Ba1           9,000       9,843,750
  Empresa Colombia de Petroleos, (Colombia)
    7.25%, 07/08/98...............................       NR           8,250       8,311,875
  Kansallis-Osake Pankki, N.Y., (Finland)
    6.125%, 05/15/98..............................       A3           6,160       6,163,758
    8.650%, 12/29/49 (b)..........................      Baa2         10,000      10,441,500
    9.75%, 12/15/98...............................      Baa1         16,950      17,990,730
  Okobank, (Finland)
    7.25%, 09/27/49...............................       A3          18,750      19,125,000
    7.325%, 10/29/49..............................       NR           9,000       9,220,500
    7.70%, 10/29/49...............................       NR           3,500       3,585,750
  Petroliam Nasional, (Malaysia)
    6.625%, 10/18/01..............................       NR          22,000      22,014,520
    7.125%, 10/18/06..............................       A1          66,400      66,830,936
  PT Alatief Freeport Financial Co., (Netherlands)
    9.75%, 04/15/01...............................      Ba2           8,950       9,784,588
  Royal Bank of Canada, (Canada)
    6.75%, 10/24/11...............................      Aa3          17,400      17,034,600
  Siam Commercila, (Thailand)
    7.50%, 03/15/06...............................       A3          14,500      14,282,500
                                                                             --------------
                                                                                282,853,094
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.4%
  Federal National Mortgage Association,
    9.05%, 04/10/00...............................                   14,000      15,148,420
  United States Treasury Bonds,
    5.875%, 11/15/99..............................                    5,000       4,980,450
  United States Treasury Notes,
    5.00%, 02/15/99...............................                   17,000      16,691,790
    5.625%, 11/30/98-11/30/00.....................                   86,500      85,271,755
    5.875%, 11/30/01-02/15/04.....................                   45,400      44,645,298

                                       B4

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
    6.00%, 08/15/99...............................                $  10,000  $    9,998,400
    6.125%, 07/31/00-09/30/00.....................                   19,300      19,298,110
    6.25%, 04/30/01-02/15/03......................                   20,150      20,142,013
    6.375%, 09/30/01..............................                    7,000       7,041,580
    6.50%, 08/31/01-10/15/06......................                   16,500      16,625,810
    6.75%, 04/30/00...............................                    3,000       3,056,730
                                                                             --------------
                                                                                242,900,356
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 5.2%
  Republic of Argentina, (Argentina)
    6.625%, 03/31/05..............................       B1           4,900       4,293,625
  Republic of Colombia, (Colombia)
    7.125%, 05/11/98..............................      Ba1           2,775       2,788,875
    8.00%, 06/14/01...............................      Baa3          2,250       2,283,750
    8.75%, 10/06/99...............................      Ba1          12,325      12,879,625
  Republic of Poland, (Poland)
    4.00%, (until 10/27/98),
    5.00%, (until 10/27/99),
    6.00%, (until 10/27/02),
    7.00%, 10/27/14...............................      Baa3        129,500     109,589,375
  Republic of Venezuela, (Venezuela)
    6.50%, 12/18/07...............................      Ba2           9,750       8,580,000
  United Mexican States, (Mexico)
    7.563%, 08/06/01..............................      Baa3         73,500      73,672,725
    9.75%, 02/06/01...............................      Ba2           4,000       4,130,000
    11.375%, 09/15/16.............................      Ba2          13,000      13,536,250
                                                                             --------------
                                                                                231,754,225
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,376,901,639)....................................................   2,399,651,325
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,724,169,782)....................................................   4,082,741,593
                                                                             --------------

SHORT-TERM INVESTMENTS -- 10.1%
BANK NOTES -- 0.2%
  First Bank N.A., Minneapolis,
    5.275%, 10/24/97..............................       P3           2,000       1,998,881
  PNC Bank N.A.,
    5.20%, 04/01/97...............................       NR           5,000       4,999,364
                                                                             --------------
                                                                                  6,998,245
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 1.5%
  Advanta National Bank,
    5.80%, 03/19/97...............................       NR          25,000      25,350,000
    5.84%, 03/14/97...............................       NR          21,500      21,457,000
    6.26%, 09/01/97...............................       NR          10,500      10,510,500
    8.18%, 02/09/97...............................      Baa3         10,000      10,100,000
                                                                             --------------
                                                                                 67,417,500
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Abbey National Treasury Services, PLC,
    5.41%, 01/30/97...............................       P1           5,000       5,000,093
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 1.0%
  Bank of Montreal (Canada),
    5.39%, 01/22/97...............................       P1          18,000      18,000,000
  Bank of Nova Scotia (Canada),
    5.39%, 03/04/97...............................       P3           4,000       4,000,000

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Banque Nationale De Paris (France),
    5.42%, 01/15/97...............................       NR       $  10,000  $    9,999,961
    5.58%, 04/02/97...............................       NR           3,000       2,999,191
  Commerzbank (Germany),
    5.42%, 06/10/97...............................       P1           1,000         999,631
  Deutsche Bank (Germany),
    5.69%, 10/28/97...............................       P3           3,000       2,999,261
  National Bank of Canada (Canada),
    5.438%, 03/10/97..............................       P3           2,000       2,000,000
  Norddeutsche Landesbank (Germany),
    5.75%, 04/11/97...............................       NR           5,000       5,001,784
  Societe Generale (France),
    5.78%, 08/20/97...............................       P1           2,000       2,001,590
                                                                             --------------
                                                                                 48,001,418
                                                                             --------------
COMMERCIAL PAPER -- 3.8%
  Aetna Services, Inc.,
    5.42%, 03/14/97...............................       NR           5,000       4,946,553
  American Brands, Inc.,
    5.45%, 02/06/97...............................       P3           1,000         994,701
    6.00%, 01/22/97...............................       P3           2,000       1,993,333
  American Express Credit Corp.,
    5.30%, 02/28/97...............................       P1           5,000       4,958,042
  Aristar, Inc.,
    5.40%, 01/28/97...............................       P2           2,000       1,992,200
    5.47%, 03/17/97...............................       P2           3,000       2,966,268
  Bank Austria,
    5.35%, 01/15/97...............................       NR           8,000       7,984,544
  Barton Capital Corp.,
    5.35%, 02/27/97...............................       NR           2,000       1,983,356
    5.40%, 02/21/97...............................       NR           8,000       7,940,000
  BHF Finance, Inc.,
    5.31%, 01/30/97...............................       NR           1,000         995,870
  Bradford & Bingley Building Society,
    5.35%, 01/10/97-01/15/97......................       NR          28,000      27,960,767
  Caterpillar Financial Services Corp.,
    5.35%, 05/16/97-06/16/97......................       NR           2,000       1,955,565
    5.38%, 04/28/97...............................       P1           5,000       4,913,322
    5.50%, 02/27/97...............................       P1           1,380       1,368,193
  Cheltenham & Gloucester Building Society,
    5.325%, 02/24/97..............................       NR           7,000       6,945,123
  Coca Cola Enterprises, Inc.,
    5.34%, 02/03/97...............................       NR           2,000       1,990,507
  Colonial Pipeline Co.,
    5.75%, 01/27/97...............................       P3           2,000       1,992,014
  Commonwealth Bank of Austria,
    5.40%, 02/10/97...............................       NR           5,000       4,970,750
  Corporate Receivables Corp.,
    5.40%, 02/20/97...............................       NR           2,000       1,985,300
  Countrywide Home Loan, Inc.,
    6.05%, 01/21/97...............................       NR           1,000         996,807
    6.20%, 01/15/97...............................       NR           7,000       6,984,328
    6.35%, 01/15/97...............................       NR           6,000       5,986,242
  CXC, Inc.,
    7.00%, 01/02/97...............................       NR           3,662       3,662,000
  Dupont (EI) De Nemours,
    5.50%, 03/04/97...............................       P3           1,000         990,681

                                       B5

                  CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Engelhard Corp.,
    5.58%, 02/24/97...............................       P2       $   2,000  $    1,983,570
  First Data Corp.,
    5.40%, 03/18/97-03/25/97......................       NR           8,617       8,512,061
    5.46%, 03/25/97...............................       NR           5,000       4,937,817
  Fleet Funding Corp,
    5.80%, 02/04/97...............................       NR           3,729       3,709,174
  ITT Hartford Group, Inc.,
    5.45%, 01/23/97...............................      P1+           1,000         996,821
  Kredietbank Na Finance Corp.,
    5.32%, 01/16/97...............................       NR           2,000       1,995,862
  Lehman Brothers Holdings, Inc.,
    6.70%, 01/07/97...............................       NR           5,000       4,995,347
  Merrill Lynch & Co., Inc.,
    5.35%, 01/29/97...............................       P1          12,000      11,951,850
    5.37%, 01/31/97...............................       P1           7,000       6,969,719
  NYNEX Corp.,
    6.80%, 01/06/97...............................       P3           3,000       2,997,733
  Preferred Receivables Funding Corp.,
    5.60%, 02/25/97...............................       P1           4,000       3,966,400
  Rank Xerox Capital PLC.,
    6.25%, 01/09/97...............................       NR           2,583       2,579,861
  Societe Generale,
    5.77%, 05/15/97...............................       P1           2,000       2,000,259
  Transamerica Financial Corp.,
    5.38%, 02/06/97...............................       P1           3,750       3,730,385
  WCP Funding, Inc.,
    5.40%, 02/20/97...............................       NR           2,000       1,985,300
                                                                             --------------
                                                                                172,768,625
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 3.0%
  American General Financial Corp.,
    7.75%, 01/15/97...............................       P1           3,700       3,702,664
    9.50%, 08/01/97...............................       P1           1,500       1,530,273
  Associates Corp. of North America,
    9.70%, 05/01/97...............................       P1           2,000       2,023,837
  Beneficial Corp.,
    9.35%, 02/03/97...............................       P1           3,500       3,510,736
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR           3,862       3,862,223
  Capital One Bank,
    8.625%, 01/15/97..............................      Baa3         32,425      32,443,158
  Coca-Cola Enterprises, Inc.,
    6.50%, 11/15/97...............................       A3           3,750       3,765,600
  General Motors Acceptance Corp.,
    5.47%, 02/12/97...............................       P1          12,000      11,925,243
    6.30%, 09/10/97...............................      Aaa           5,000       5,017,600
    6.70%, 04/30/97...............................       A3          11,000      11,035,420
    7.60%, 02/10/97...............................       P1           2,000       2,004,629
    7.85%, 03/05/97...............................      Baa1          3,300       3,312,078
    7.85%, 03/05/97...............................       P1          10,050      10,080,742
  Kimberly Clark Corp.,
    9.125%, 06/01/97..............................       NR           1,000       1,013,822
  Mellon Bank Corp.,
    6.50%, 12/01/97...............................      Baa1          1,650       1,656,253
  Norwest Corp.,
    7.875%, 01/30/97..............................       P1           2,000       2,003,190
  Salomon, Inc.,
    5.89%, 11/10/97...............................      Baa1         30,000      29,962,500

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Short Term Repack Asset,
    6.00%, 12/15/97...............................       NR       $   4,000  $    3,999,186
                                                                             --------------
                                                                                132,849,154
                                                                             --------------
REPURCHASE AGREEMENT -- 0.5%
  Joint Repurchase Agreement Account
    6.613%, 01/02/97 (Note 5).....................                   22,692      22,692,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $464,184,986)......................................................     455,727,035
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT
  SALE -- 101.3%
  (cost $4,188,354,768; Note 6)............................................   4,538,468,628
                                                                             --------------

INVESTMENT SOLD SHORT -- (2.4%)
 United States Treasury Bond,
   6.75%, 8/15/26
   (proceeds $111,621,197; Note 2)..............................  (106,860)    (110,481,637)
                                                                             --------------

TOTAL INVESTMENTS, NET OF SHORT SALES -- 98.9%
                                                                              4,427,986,991
                                                                             --------------
OTHER ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 1.1%......................................................      50,821,542
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,478,808,533
                                                                             --------------
                                                                             --------------









The following abbreviations are used in portfolio descriptions:

    ADR                 American
                        Depository
                        Receipt
    B.A.                Bankers' Acceptances
    C.D.                Certificates of Deposit
    M.T.N.              Medium Term Note
    PLC                 Public Limited Company
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)
    NR                  Not Rated

(a)        Non-income producing security.

(b)        Indicates a variable rate security.

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B12 THROUGH B16.

                                       B6

                           FLEXIBLE MANAGED PORTFOLIO

DECEMBER 31, 1996

LONG-TERM INVESTMENTS -- 97.6%
                                                                       VALUE
COMMON STOCKS -- 61.3%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 4.1%
  AlliedSignal, Inc...............................        600,000  $   40,200,000
  Boeing Co.......................................        530,500      56,431,937
  Lockheed Martin Corp............................        500,000      45,750,000
  Rockwell International Corp. (a)................        400,000      24,350,000
  United Technologies Corp........................        550,000      36,300,000
                                                                   --------------
                                                                      203,031,937
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.2%
  Banc One Corp...................................        775,000      33,325,000
  BankAmerica Corp................................        300,000      29,925,000
  Chase Manhattan Corp............................        550,000      49,087,500
  Citicorp........................................        310,000      31,930,000
  PNC Bank Corp...................................        750,000      28,218,750
  State Street Boston Corp........................        500,000      32,250,000
                                                                   --------------
                                                                      204,736,250
                                                                   --------------
BEVERAGES -- 0.9%
  Anheuser-Busch Companies, Inc...................      1,150,000      46,000,000
                                                                   --------------
CHEMICALS -- 0.6%
  E.I. du Pont de Nemours & Co....................        300,000      28,312,500
                                                                   --------------
CHEMICALS - SPECIALTY -- 1.8%
  IMC Global, Inc.................................        600,000      23,475,000
  Morton International, Inc.......................        600,000      24,450,000
  Praxair, Inc....................................        825,000      38,053,125
                                                                   --------------
                                                                       85,978,125
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  CUC International, Inc. (a).....................        600,000      14,250,000
                                                                   --------------
COMPUTER SERVICES -- 6.4%
  3Com Corp. (a)..................................        600,000      44,025,000
  Cadence Design Systems, Inc. (a)................        675,000      26,831,250
  Cascade Communications..........................        325,000      17,915,625
  Cisco Systems, Inc. (a).........................        750,000      47,718,750
  Computer Associates International, Inc..........        975,000      48,506,250
  Computer Sciences Corp. (a).....................        500,000      41,062,500
  First Data Corp.................................        500,000      18,250,000
  Gateway 2000, Inc. (a)..........................        275,000      14,729,687
  Microsoft Corp. (a).............................        250,000      20,656,250
  Oracle Corp. (a)................................        775,000      32,356,250
                                                                   --------------
                                                                      312,051,562
                                                                   --------------
CONSTRUCTION -- 0.7%
  Fluor Corp......................................        550,000      34,512,500
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Procter & Gamble Co.............................        300,000      32,250,000
                                                                   --------------
DIVERSIFIED GAS -- 0.3%
  Cross Timbers Oil Co............................        530,000      13,316,250
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.8%
  Alco Standard Corp..............................        300,000      15,487,500
  Hewlett-Packard Co..............................        325,000      16,331,250
  Honeywell, Inc..................................        650,000      42,737,500
  Xerox Corp......................................        300,000      15,787,500
                                                                   --------------
                                                                       90,343,750
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 6.0%
  American Home Products Corp.....................        885,000      51,883,125
  Baxter International, Inc.......................        650,000      26,650,000
  Becton, Dickinson & Co..........................        800,000      34,700,000
  Boston Scientific Corp. (a).....................        700,000      42,000,000
  Medtronic, Inc..................................        400,000      27,200,000
  Novartis Corp., AG ADR (Switzerland)............        933,328      53,491,332
  Pfizer, Inc.....................................        700,000      58,012,500
                                                                   --------------
                                                                      293,936,957
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.9%
  Applied Materials, Inc. (a).....................        450,000      16,171,875
  Baldor Electric Co..............................              1              25

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Belden, Inc.....................................        425,000  $   15,725,000
  FORE Systems, Inc. (a)..........................        725,000      23,834,375
  Westinghouse Electric Corp......................      1,900,000      37,762,500
                                                                   --------------
                                                                       93,493,775
                                                                   --------------
ELECTRONICS -- 2.2%
  ADT Ltd. (a)....................................        750,000      17,156,250
  Intel Corp......................................        475,000      62,195,313
  Maxim Integrated Products, Inc. (a).............        700,000      30,275,000
                                                                   --------------
                                                                      109,626,563
                                                                   --------------
FINANCIAL SERVICES -- 0.9%
  MBNA Corp.......................................      1,075,000      44,612,500
                                                                   --------------
FOODS -- 0.4%
  Nabisco Holdings Corp.
    (Class 'A' Stock).............................        500,000      19,437,500
                                                                   --------------
FOREST PRODUCTS -- 1.2%
  Kimberly-Clark Corp.............................        350,000      33,337,500
  Willamette Industries, Inc......................        399,000      27,780,375
                                                                   --------------
                                                                       61,117,875
                                                                   --------------
GAS PIPELINES -- 0.7%
  Enron Corp......................................        850,000      36,656,250
                                                                   --------------
HEALTH CARE -- 0.2%
  Tenet Healthcare Corp. (a)......................        400,000       8,750,000
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.1%
  Columbia/HCA Healthcare Corp....................        900,000      36,675,000
  Guidant Corp....................................        300,000      17,100,000
                                                                   --------------
                                                                       53,775,000
                                                                   --------------
INSURANCE -- 5.0%
  Aetna Inc.......................................        650,000      52,000,000
  Allstate Corp...................................        875,000      50,640,625
  American International Group, Inc...............        250,000      27,062,500
  Chubb Corp......................................        400,000      21,500,000
  CIGNA Corp......................................        250,000      34,156,250
  Travelers Group, Inc............................      1,266,666      57,474,970
                                                                   --------------
                                                                      242,834,345
                                                                   --------------
LEISURE -- 0.6%
  Carnival Corp. (Class 'A' Stock)................        900,000      29,700,000
                                                                   --------------
LODGING -- 0.2%
  Hilton Hotels Corp..............................        400,000      10,450,000
                                                                   --------------
MACHINERY -- 0.8%
  Case Corp.......................................        700,000      38,150,000
                                                                   --------------
MEDIA -- 0.4%
  Comcast Corp. (Class 'A' Stock).................      1,000,000      17,625,000
                                                                   --------------
MINERAL RESOURCES -- 0.5%
  Potash Corp. of Saskatchewan, Inc...............        270,000      22,950,000
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 4.5%
  Cognizant Corp..................................        735,700      24,278,100
  General Electric Co.............................        700,000      69,212,500
  Illinois Tool Works, Inc........................        400,000      31,950,000
  Tyco International, Ltd.........................      1,225,000      64,771,875
  York International Corp.........................        500,000      27,937,500
                                                                   --------------
                                                                      218,149,975
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.1%
  Unilever N.V., ADR (United Kingdom).............        300,000      52,575,000
                                                                   --------------
PETROLEUM -- 3.2%
  British Petroleum, PLC, ADR (United Kingdom)....        325,000      45,946,875
  Mobil Corp......................................        400,000      48,900,000
  Royal Dutch Petroleum Co., ADR (Netherlands)....        200,000      34,150,000
  Total SA, ADR (France)..........................        700,000      28,175,000
                                                                   --------------
                                                                      157,171,875
                                                                   --------------

                                       B7

DECEMBER 31, 1996

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
PETROLEUM SERVICES -- 1.3%
  Baker Hughes, Inc...............................        581,700  $   20,068,650
  Halliburton Co..................................        700,000      42,175,000
                                                                   --------------
                                                                       62,243,650
                                                                   --------------
RETAIL -- 6.5%
  American Stores Co..............................        800,000      32,700,000
  Federated Department Stores, Inc. (a)...........      1,120,000      38,220,000
  The Gap, Inc....................................        500,000      15,062,500
  Home Depot, Inc.................................        750,000      37,593,750
  Koninklijke Ahold, ADR (Netherlands)............        250,000      15,437,500
  Nike, Inc. (Class 'B' Stock)....................        600,000      35,850,000
  Nine West Group.................................        775,000      35,940,625
  Price/Costco, Inc. (a)..........................      1,500,000      37,687,500
  Safeway, Inc. (a)...............................      1,000,000      42,750,000
  Staples, Inc. (a)...............................      1,601,500      28,927,094
                                                                   --------------
                                                                      320,168,969
                                                                   --------------
TELECOMMUNICATIONS -- 0.8%
  AT&T Corp.......................................        550,000      23,925,000
  Newbridge Networks Corp. (a)....................        500,000      14,125,000
                                                                   --------------
                                                                       38,050,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,434,484,264)..........................................   2,996,258,108
                                                                   --------------
PREFERRED STOCKS -- 1.5%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Financial Services..............      1,000,000      25,200,000
                                                                   --------------
GAS PIPELINES -- 0.1%
  TransCanada Pipelines, Ltd......................        140,000       3,640,000
                                                                   --------------
LEISURE -- 0.3%
  Hilton Hotels (Conv.)...........................        600,000      14,775,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.6%
  Airtouch Communications (Conv.).................        700,000      31,675,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $75,571,505).............................................      75,290,000
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CONVERTIBLE BONDS -- 0.6%                           (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
RETAIL -- 0.6%
  Federated Department Stores, Inc.,
    5.00%, 10/01/03...............................      Ba3       $   8,000  $    9,180,000
  Home Depot, Inc.,
    3.25%, 10/01/01...............................       A1          19,000      18,715,000
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $27,850,057).......................................................      27,895,000
                                                                             --------------

LONG-TERM BONDS -- 34.2%
DOMESTIC CORPORATE BONDS -- 22.3%
AEROSPACE -- 0.2%
  Northrop Grumman Corp.,
    7.875%, 03/01/26..............................       NR           7,500       7,517,475
                                                                             --------------
AGRICULTURAL EQUIPMENT -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba3           6,500       6,576,700
                                                                             --------------
AIRLINES -- 2.3%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      23,342,952
    10.375%, 02/01/11.............................      Ba1          25,750      31,546,840

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa2      $  10,125  $   12,000,555
    10.67%, 05/01/04..............................      Baa3         19,500      23,062,455
    11.21%, 05/01/14..............................      Baa3         17,500      22,945,475
                                                                             --------------
                                                                                112,898,277
                                                                             --------------
ASSET BACKED -- 0.1%
  Standard Credit Card Master Trust
    5.95%, 10/07/04...............................      AAA           4,500       4,325,625
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.3%
  Continental Cablevision, Inc.,
    8.30%, 05/15/06...............................      Ba2          10,800      11,504,916
    8.625%, 08/15/03..............................      Ba2           7,500       8,115,825
  TCI Communications, Inc.,
    8.65%, 09/15/04...............................      Baa3          6,000       6,029,460
    8.75%, 08/01/15...............................      Baa3          5,950       5,877,886
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Baa3         17,500      16,110,150
    9.80%, 02/01/12...............................       B2           7,000       7,575,400
    9.875%, 06/15/22..............................      Baa3          7,878       8,483,976
    10.125%, 04/15/22.............................      Baa3          2,000       2,196,040
                                                                             --------------
                                                                                 65,893,653
                                                                             --------------
COMPUTERS -- 0.3%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1          14,800      14,122,900
                                                                             --------------
FINANCIAL SERVICES -- 10.7%
  Bank of New York,
    7.97%, 12/31/26...............................       A1          26,000      26,258,440
  Barnett Banks,
    8.06%, 12/01/26...............................       NR           3,500       3,540,775
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         11,175      11,214,671
    6.73%, 06/04/98...............................      Baa2         26,000      26,153,400
    6.90%, 04/15/99...............................      Baa3         11,000      11,073,590
    7.20%, 07/19/99...............................      Baa3         11,250      11,376,112
  Conseco, Inc.,
    8.70%, 11/15/26...............................       NR          18,200      18,356,884
  CoreStates Financial Corp.,
    8.00%, 12/15/26...............................       NR          24,250      24,251,455
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3          3,500       3,407,250
    7.00%, 06/15/00...............................      Baa3         13,500      13,663,350
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       NR          11,150      11,087,560
  First Union Corp.,
    7.85%, 01/01/27...............................       A1          43,500      43,103,062
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         13,000      13,270,530
  Ford Motor Credit,
    7.00%, 09/25/01...............................       NR          13,000      13,193,830
  General Motors Acceptance Corp., M.T.N.,
    7.375%, 07/20/98..............................      Baa1          4,500       4,589,235
    7.875%, 03/15/00..............................       NR           5,000       5,202,100
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1         24,000      24,032,400
    6.84%, 09/25/98...............................      Baa1          5,000       5,037,850
  Liberty Mutual Insurance Co.,
    7.875%, 10/15/26..............................       A2           2,500       2,526,985
    8.20%, 05/04/07...............................       NR           5,000       5,309,700
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................       NR          12,600      13,702,500

                                       B8

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Mellon Bank Corp.,
    7.72%, 12/01/26...............................       A2       $  15,500  $   15,020,275
    7.995%, 01/15/27..............................       A2          38,500      38,018,750
  Republic Bank of New York Corp.,
    7.53%, 12/04/26...............................       NR          21,000      20,582,583
  Salomon, Inc., M.T.N.,
    5.98%, 02/02/98...............................      Baa          23,500      23,488,485
    7.00%, 05/15/99...............................      Baa          34,600      34,873,340
    7.25%, 05/01/01...............................      Baa           8,625       8,706,593
  State Street Capital Corp.,
    7.94%, 12/30/26...............................       NR           7,500       7,470,000
  Travelers Capital, Inc.,
    7.75%, 12/01/36...............................       A1          20,000      19,350,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................       NR          20,750      20,542,500
  USAA Capital Corp.,
    6.34%, 09/18/98...............................      Aa1          20,000      20,080,000
  Wells Fargo & Co.,
    7.96%, 12/15/26...............................       A1          26,300      26,563,000
                                                                             --------------
                                                                                525,047,205
                                                                             --------------
FOOD & BEVERAGE -- 0.1%
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          3,000       3,013,500
                                                                             --------------
HEALTH CARE -- 0.9%
  Tenet Healthcare Corp.,
    8.625%, 12/01/03..............................      Ba2          15,315      16,157,325
    9.625%, 09/01/02..............................      Ba1          23,750      26,006,250
                                                                             --------------
                                                                                 42,163,575
                                                                             --------------
INDUSTRIAL -- 0.1%
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,530,950
                                                                             --------------
MEDIA -- 3.9%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3          2,000       1,984,640
    7.75%, 12/01/45...............................      Baa3         39,000      36,316,410
    9.25%, 02/01/13...............................      Baa3         36,200      40,554,498
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,092,447
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1          13,250      13,583,503
    8.18%, 08/15/07...............................      Ba1          13,000      13,338,910
    8.375%, 07/15/33..............................      Baa3         32,800      32,917,752
    9.125%, 01/15/13..............................      Ba1          12,040      13,144,068
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................       Ba           5,300       5,410,293
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2           7,350       7,035,126
    7.75%, 06/01/05...............................      Ba2          19,675      19,373,382
                                                                             --------------
                                                                                192,751,029
                                                                             --------------
OIL & GAS -- 0.4%
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Ba2           3,000       3,225,450
  Transco Energy Co.,
    9.125%, 05/01/98..............................      Ba3          14,000      14,531,160
                                                                             --------------
                                                                                 17,756,610
                                                                             --------------
OIL & GAS EQUIPMENT & SERVICES -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       3,887,640
  Noble Drilling Corp.,
    9.125%, 07/01/06..............................      Ba2           3,500       3,762,500
                                                                             --------------
                                                                                  7,650,140
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
RETAIL -- 1.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1       $   6,600  $    6,765,000
    8.50%, 06/15/03...............................      Ba1          66,000      68,640,000
    10.00%, 02/15/01..............................      Ba1           2,500       2,725,000
                                                                             --------------
                                                                                 78,130,000
                                                                             --------------
TECHNOLOGY -- 0.2%
  Comdisco, Inc., M.T.N.,
    6.375%, 11/30/01..............................      Baa1          2,700       2,656,530
    7.25%, 04/15/98...............................      Baa2         10,000      10,135,700
                                                                             --------------
                                                                                 12,792,230
                                                                             --------------
FOREIGN CORPORATE BONDS -- 7.0%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N.,(Colombia)
    8.625%, 06/02/00..............................       NR           5,500       5,713,125
  Banco Ganadero, SA, M.T.N., (Colombia)
    9.75%, 08/26/99...............................      Baa           7,300       7,683,250
  Bancomer, SA, (Mexico)
    8.00%, 07/07/98...............................       Ba           8,000       7,980,000
  Bangkok Bank, (Thailand)
    7.25%, 09/15/05...............................       A3          10,000       9,777,400
  Central Hispano Financial Services, (Cayman
    Islands)
    6.031%, 04/28/05..............................       A3           5,000       5,002,500
  Compania Sud Americana de Vapores, SA, (Chile)
    7.375%, 12/08/03..............................       NR           5,650       5,565,250
  Controladora Commercial Mexicana, SA, (Mexico)
    8.75%, 04/21/98...............................       NR          15,100      15,175,500
  Deutsche Bank, (Germany)
    6.70%, 12/13/06...............................       Aa          17,500      17,219,388
  Dotmar, Inc., (Canada)
    9.50%, 08/01/16...............................       Ba          24,750      27,070,313
  Empresa Colombia de Petroleos, (Colombia)
    7.25%, 07/08/98...............................       NR           8,250       8,311,875
  Kansallis-Osake Pankki, N.Y., (Finland)
    8.65%, 01/01/49 (b)...........................      Baa1          9,000       9,397,350
    9.75%, 12/15/98...............................      Baa1         16,760      17,789,064
  Nacional Financie, (Cayman Islands)
    9.00%, 01/25/99...............................      Ba2          15,000      15,300,000
  National Power Co., (United Kingdom)
    7.875%, 12/15/06..............................      Ba2          22,500      22,612,500
    8.40%, 12/15/16...............................      Ba2          27,500      27,362,500
  Okobank, (Finalnd)
    7.70%, 10/29/49 (b)...........................       NR           3,500       3,585,750
    7.25%, 09/27/49...............................       A3          18,750      19,125,000
    7.325%, 10/29/49 (b)..........................       NR           9,000       9,220,500
  Petroliam Nasional, (Malaysia)
    7.125%, 10/18/06..............................       NR          63,100      63,509,519
  PT Alatief Freeport Financial Co., (Netherlands)
    9.75%, 04/15/01...............................      Ba2           7,600       8,308,700
  Rio de Janeiro, (Brazil)
    10.375%, 07/12/99.............................       NR           7,000       7,192,500
  Rogers Cablesystems, Inc., Sr. Sec'd Notes,
    (Canada)
    10.00%, 03/15/05..............................      Ba3           2,000       2,130,000

                                       B9

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Royal Bank of Canada, (Canada)
    6.75%, 10/24/11...............................      Aa3       $  15,000  $   14,685,000
  Siam Commercila, (Thailand)
    7.50%, 03/15/06...............................      Aa3          14,500      14,282,500
                                                                             --------------
                                                                                343,999,484
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................      Aaa          11,800       2,391,388
  United States Treasury Notes,
    6.375%, 08/15/02..............................      Aaa          10,000      10,065,600
                                                                             --------------
                                                                                 12,456,988
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 4.7%
  Republic of Argentina, (Argentina)
    6.625%, 03/31/05..............................       B1          32,340      28,337,925
  Republic of Colombia, (Colombia)
    7.125%, 05/11/98..............................      Ba1           2,700       2,713,500
    8.00%, 06/14/01...............................       NR           2,150       2,182,250
    8.75%, 10/06/99...............................      Ba1          12,300      12,853,500
  Republic of Poland, (Poland)
    4.00%, (until 10/27/98).......................      Baa3        100,500      85,048,125
    5.00%, (until 10/27/99)
    6.00%, (until 10/27/02)
    7.00%, 10/27/14
  Republic of Venezuela, (Venezuela)
    6.50%, 12/18/07...............................      Ba2          60,250      53,020,000
  United Mexican States, (Mexico)
    9.75%, 02/06/01...............................       NR          25,000      25,812,500
    11.375%, 09/15/16.............................       NR          21,000      21,866,250
                                                                             --------------
                                                                                231,834,050
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,657,819,992)....................................................   1,681,460,391
                                                                             --------------
TOTAL LONG TERM INVESTMENTS
  (cost $4,195,725,818)....................................................   4,780,903,499
                                                                             --------------

SHORT-TERM INVESTMENTS -- 4.1%
BANK NOTES -- 0.1%
  American Express Centurian Bank,
    5.625%, 01/14/97..............................       NR           1,000       1,000,001
  Comerica Bank of Detroit,
    6.585%, 02/14/97..............................       NR             569         568,948
  NBD Bank, N.A.,
    6.55%, 06/02/97...............................       NR           2,000       2,008,199
                                                                             --------------
                                                                                  3,577,148
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.5%
  Advanta National Bank,
    6.14%, 02/28/97...............................      Baa2         17,000      17,000,000
  Chase Manhattan Bank,
    5.43%, 05/06/97...............................       P3           6,000       6,000,000
                                                                             --------------
                                                                                 23,000,000
                                                                             --------------

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Abbey National Treasury Services, PLC, (United
    Kingdom)
    5.41%, 01/30/97...............................       P1       $   2,000  $    2,000,037
  Bayerische Hypotheken, (Germany)
    5.74%, 05/27/97...............................       NR           1,000       1,000,409
                                                                             --------------
                                                                                  3,000,446
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.5%
  Bank of Montreal, (Canada)
    5.39%, 01/22/97...............................       P1           2,000       2,000,000
  Banque Nationale de Paris, (France)
    5.41%, 01/15/97...............................       NR           3,000       2,999,989
    5.58%, 04/02/97...............................       NR           2,000       1,999,461
  Barclays Bank, PLC, (United Kingdom)
    5.37%, 02/03/97-02/05/97......................       NR           6,000       6,000,000
  Deutsche Bank, (Germany)
    5.69%, 10/28/97...............................       P3           1,000         999,754
  Empresas La Moderna, SA, (Mexico)
    10.25%, 11/12/97..............................      Baa1          2,000       2,051,250
  Grupo Televisa, SA, (Mexico)
    10.00%, 11/09/97..............................      Ba2           4,000       4,100,000
  National Bank of Canada, (Canada)
    5.438%, 03/10/97..............................       P3           1,000       1,000,000
  Societe Generale, (France)
    5.77%, 05/15/97...............................       P1           1,000       1,000,130
                                                                             --------------
                                                                                 22,150,584
                                                                             --------------
COMMERCIAL PAPER -- 1.3%
  Aetna Services, Inc.,
    5.42%, 03/14/97...............................       NR           2,000       1,978,621
  American Brands Inc,
    5.33%, 01/31/97...............................       P3           1,000         995,706
    6.00%, 01/22/97...............................       P3           1,000         996,667
  American Express Credit Corp.,
    5.30%, 02/28/97...............................       P1           3,000       2,974,825
  Aristar, Inc.,
    5.59%, 02/28/97...............................       P2           1,000         991,149
  Bank Austria,
    5.35%, 01/15/97...............................       NR           2,000       1,996,136
  Barton Capital Corp.,
    5.35%, 02/27/97...............................       NR           1,000         991,678
  Bradford & Bingley Building Society,
    5.35%, 01/10/97-01/15/97......................       A1           5,550       5,542,659
  Caterpillar Financial Services Corp.,
    5.35%, 06/16/97...............................       P1           1,000         975,479
  Cheltenham & Gloucester Building Society,
    5.325%, 02/24/97..............................       NR           1,000         992,160
    5.35%, 01/15/97...............................       NR           1,000         998,068
  Coca Cola Enterprises, Inc.,
    5.34%, 02/03/97...............................       NR           1,000         995,253
  Colonial Pipeline Co.,
    5.75%, 01/27/97...............................       P3           1,000         996,007
  Commonwealth Bank of Australia,
    5.32%, 01/22/97...............................       NR           7,000       6,979,311
  Corporate Receivables Corp.,
    5.33%, 01/24/97...............................       NR           2,000       1,993,486

                                      B10

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Countrywide Home Loan, Inc.,
    6.20%, 01/15/97...............................       NR       $   3,000  $    2,993,283
  CXC, Inc.,
    5.60%, 01/16/97...............................       NR           1,005       1,002,811
    7.00%, 01/02/97...............................       NR             670         670,000
  Dakota Cert. Prog. of Stand. Cred.,
    5.34%, 01/23/97...............................       NR           2,000       1,993,770
  Engelhard Corp.,
    5.58%, 02/24/97...............................       P2           1,000         991,785
  Enterprise Funding Corp.,
    5.47%, 01/16/97...............................       NR           1,000         997,873
    5.50%, 01/15/97...............................       NR           2,000       1,996,028
  Fleet Funding Corp.,
    5.80%, 02/04/97...............................       NR           1,000         994,683
  General Motors Acceptance Corp.,
    5.47%, 02/12/97...............................       P1           3,000       2,981,311
    5.50%, 04/07/97...............................       P1           1,912       1,884,249
  Kredietbank Na Finance Corp.,
    5.32%, 01/16/97...............................       NR           1,000         997,931
  Merrill Lynch & Co., Inc.,
    5.31%, 02/27/97...............................       P1           1,000         991,740
    5.32%, 01/21/97...............................       P1           1,000         997,192
    5.33%, 01/24/97...............................       P1           2,000       1,993,486
    5.35%, 01/29/97...............................       P1           3,000       2,987,963
  Morgan Stanley Group, Inc.,
    5.32%, 01/29/97...............................       P1           5,000       4,980,050
  Nationwide Building Society,
    5.375%, 02/26/97..............................       NR           1,000         991,788
  Preferred Receivables Funding Corp.,
    5.45%, 01/15/97...............................       P1           1,000         998,032
    5.60%, 02/25/97...............................       P1           1,000         991,600
  Short Term Repack Asset Trust,
    6.006%, 12/15/97..............................       NR           1,000         999,797
  Societe Generale,
    5.57%, 04/04/97...............................       P1           1,000         999,676
  Transamerica Financial Corp.,
    5.34%, 02/03/97...............................       P1           1,000         995,253
                                                                             --------------
                                                                                 65,827,506
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.2%
  Associates Corp. of North America,
    6.625%, 11/15/97..............................       P1             600         604,890
  Beneficial Corp.,
    5.54%, 08/05/97...............................       P1           1,000       1,000,375
    9.70%, 05/30/97...............................       P1           2,000       2,031,498
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR           1,545       1,544,889
  Dean Witter, Discover &,
    5.747%, 03/06/97..............................       P2           1,250       1,250,281
  Ford Motor Credit Corp.,
    5.625%, 03/03/97..............................       P1             500         499,927
    7.95%, 03/27/97...............................       P1             465         467,315
  General Electric Capital Corp.,
    8.00%, 02/01/97...............................       P1           1,500       1,503,055
  General Motors Acceptance Corp.,
    7.75%, 02/20/97-04/15/97......................       P1             825         828,464
    7.85%, 03/05/97...............................       P1           1,150       1,154,153
    7.90%, 03/13/97...............................       P1             500         501,804

DECEMBER 31, 1996

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Household Finance Corp.,
    5.67%, 08/11/97...............................       P2       $     475  $      475,495
  Norwest Corp.,
    7.70%, 11/15/97...............................       P1             500         508,485
  Pfizer, Inc.,
    6.50%, 02/01/97...............................       P3             500         500,280
                                                                             --------------
                                                                                 12,870,911
                                                                             --------------
REPURCHASE AGREEMENT -- 1.4%
  Joint Repurchase Agreement Account,
    6.613%, 01/02/97 (Note 5).....................                   70,099      70,099,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS -- 4.1%
  (cost $204,409,679)......................................................     200,525,595
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 101.7%
  (cost $4,400,135,497; Note 6)............................................   4,981,429,094
                                                                             --------------
INVESTMENT SOLD SHORT -- (2.2%)
  United States Treasury Bond,
    6.75% 8/15/26
    (proceeds $113,630,151; Note 2).............................    108,775    (112,461,581)
                                                                             --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.5%.............................   4,868,967,513

OTHER ASSETS IN EXCESS OF OTHER
    LIABILITIES -- 0.5%....................................................      27,955,174
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,896,922,687
                                                                             --------------








                                                                             --------------

The following abbreviations are used in portfolio descriptions:

    ADR                 American Depository Receipt
    AG                  Aktiengesellschaft (West German Stock Company)
    B.A.                Bankers' Acceptances
    C.D.                Certificates of Deposit
    M.T.N.              Medium Term Note
    NR                  Not Rated
    PLC                 Public Limited Company (British Corporation)
    SA                  Sociedad Anonima (Spanish Corporation) or Societe
                        Anonyme (French Corporation)

(a)        Non-income producing security.

(b)        Indicates a variable rate security.

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B12 THROUGH B16.

                                      B11

                      NOTES TO THE FINANCIAL STATEMENTS OF
                    THE CONSERVATIVE BALANCED PORTFOLIO AND
                         FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1: GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2: ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                      B12

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Certain Portfolios own shares of

                                      B13
real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective portfolios on the basis of relative net assets.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. Each Portfolio will declare and distribute dividends from net investment income and distributions from net realized gains, if any, twice a year. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the fiscal year ended December 31, 1996, the application of this statement increased (decreased) paid-in capital in excess of par (PC), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                                  PC            UNI          G/L
                                             -------------  -----------  -----------
Conservative Balanced Portfolio............  $(15,661,578)  $3,079,619   $12,581,959
Flexible Managed Portfolio.................   (31,413,181)   8,052,179    23,361,002

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                      B14

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolios' average daily net assets:

                        FUND                            INVESTMENT ADVISORY FEE
                        ----                            -----------------------
Conservative Balanced Portfolio.....................             0.55%
Flexible Managed Portfolio..........................             0.60

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1996.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1996, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of The Prudential, earned $703,293 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                             FUND                                 COMMISSION
                             ----                                 ----------
Conservative Balanced Portfolio................................   $ 120,976
Flexible Managed Portfolio.....................................     582,317
                                                                  ---------
                                                                  $ 703,293

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The portfolios of the Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $868,381,000 as of December 31, 1996. The Portfolios of the Series Fund with cash invested in the joint account had the following principal amounts and percentage participation in the account:

                                                       PRINCIPAL     PERCENTAGE
                                                        AMOUNT        INTEREST
                                                     -------------   -----------
Conservative Balanced Portfolio....................  $  22,692,000       2.61%
Flexible Managed Portfolio.........................     70,099,000       8.07
All other portfolios (currently not available to
 PRUvider).........................................    775,590,000      89.32
                                                     -------------     -------
                                                     $ 868,381,000     100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 6.75%, in the principal amount of $265,000,000, repurchase price $265,099,375, due 1/2/97. The value of the collateral including accrued interest was $270,501,866.

Goldman, Sachs & Co., Inc., 5.85%, in the principal amount of $73,381,000, repurchase price $73,404,849, due 1/2/97. The value of the collateral including accrued interest was $75,883,443.

Smith Barney, Inc., 6.65%, in the principal amount of $265,000,000, repurchase price $265,097,902, due 1/2/97. The value of the collateral including accrued interest was $270,820,275.

UBS Securities Corp., 6.65%, in the principal amount of $265,000,000, repurchase price $265,097,902, due 1/2/97. The value of the collateral including accrued interest was $270,302,336.

The weighted average interest rate of these repurchase agreements was 6.613%.

                                      B15

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1996 were as follows:

Cost of Purchases:

                                   CONSERVATIVE      FLEXIBLE
                                     BALANCED        MANAGED
                                  --------------  --------------
Debt Securities.................  $10,348,623,701 $7,818,989,849
Equity Securities...............  $  524,839,665  $2,661,774,273

Proceeds From Sales:

                                   CONSERVATIVE      FLEXIBLE
                                     BALANCED         MANAGED
                                  --------------  --------------
Debt Securities.................  $9,086,693,898  $7,188,296,334
Equity Securities...............  $  797,513,299  $2,656,626,154

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of December 31, 1996 were as follows:

                                   CONSERVATIVE      FLEXIBLE
                                     BALANCED        MANAGED
                                  --------------  --------------
Gross Unrealized Appreciation...  $  413,912,093   $  610,666,412
Gross Unrealized Depreciation...      67,562,846       36,056,964
Total Net Unrealized............     346,349,247      574,609,448
Tax Basis.......................   4,192,119,381    4,406,819,646

                                      B16

        FINANCIAL HIGHLIGHTS

                                                   CONSERVATIVE BALANCED
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................  $  15.31   $  14.10  $  14.91  $  14.24  $  14.32
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.66       0.63      0.53      0.49      0.56
Net realized and unrealized gains
  (losses) on investments..........      1.24       1.78     (0.68)     1.23      0.41
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      1.90       2.41     (0.15)     1.72      0.97
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................     (0.66)     (0.64)    (0.51)    (0.47)    (0.54)
Distributions from net realized
  gains............................     (1.03)     (0.56)    (0.15)    (0.58)    (0.51)
                                     --------   --------  --------  --------  --------
    Total distributions............     (1.69)     (1.20)    (0.66)    (1.05)    (1.05)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  15.52   $  15.31  $  14.10  $  14.91  $  14.24
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........     12.63%     17.27%    (0.97%)   12.20%     6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................  $4,478.8   $3,940.8  $3,501.1  $3,103.2  $2,114.0
Ratios to average net assets:
  Expenses.........................      0.59%      0.58%     0.61%     0.60%     0.62%
  Net investment income............      4.13%      4.19%     3.61%     3.22%     3.88%
Portfolio turnover rate............       295%       201%      125%       79%       62%
Average commission rate paid per
  share............................   $0.0554        N/A       N/A       N/A       N/A

                                                     FLEXIBLE MANAGED
                                     -------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,
                                     -------------------------------------------------
                                       1996     1995(A)   1994(A)   1993(A)   1992(A)
                                     --------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year.............................  $  17.86   $  15.50  $  16.96  $  16.01  $  16.29
                                     --------   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............      0.57       0.56      0.47      0.57      0.58
Net realized and unrealized gains
  (losses) on investments..........      1.79       3.15     (1.02)     1.88      0.61
                                     --------   --------  --------  --------  --------
    Total from investment
    operations.....................      2.36       3.71     (0.55)     2.45      1.19
                                     --------   --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................     (0.58)     (0.56)    (0.45)    (0.57)    (0.56)
Distributions from net realized
  gains............................     (1.85)     (0.79)    (0.46)    (0.93)    (0.91)
                                     --------   --------  --------  --------  --------
    Total distributions............     (2.43)     (1.35)    (0.91)    (1.50)    (1.47)
                                     --------   --------  --------  --------  --------
Net Asset Value, end of year.......  $  17.79   $  17.86  $  15.50  $  16.96  $  16.01
                                     --------   --------  --------  --------  --------
                                     --------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(B)........     13.64%     24.13%    (3.16%)   15.58%     7.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)........................  $4,896.9   $4,261.2  $3,481.5  $3,292.2  $2,435.6
Ratios to average net assets:
  Expenses.........................      0.64%      0.63%     0.66%     0.66%     0.67%
  Net investment income............      3.07%      3.30%     2.90%     3.30%     3.63%
Portfolio turnover rate............       233%       173%      124%       63%       59%
Average commission rate paid per
  share............................   $0.0563        N/A       N/A       N/A       N/A

(a) Calculations are based on average month-end shares outstanding, where applicable.

(b) Total investment returns are at the portfolio level and exclude contract specific charges which would reduce returns.

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES B12 THROUGH B16.

                                      B17

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying Statements of Assets and Liabilities, including the Schedules of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of each of the Conservative Balanced and Flexible Managed Portfolios (collectively the "Portfolios"), two of the fifteen portfolios that comprise The Prudential Series Fund, Inc. at December 31, 1996, the results of each of their operations, the changes in each of their net assets, and each of their financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 1997

                                      B18

                          INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE PRUDENTIAL SERIES FUND, INC.:

We have audited the accompanying statements of changes in net assets of the Flexible Managed and Conservative Balanced Portfolios (two of the portfolios comprising The Prudential Series Fund, Inc.) for the year ended December 31, 1995, and the financial highlights contained in the prospectus for each of the years in the nine-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of each of the respective portfolios of The Prudential Series Fund, Inc. for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
February 15, 1996

                                      B19

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD,
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      EXECUTIVE VICE             PRUDENTIAL INVESTMENTS
  FUND, INC.                 PRESIDENT,                 PRESIDENT, THE
                             FAIRLEIGH DICKINSON        PRUDENTIAL SERIES FUND,
                             UNIVERSITY                 INC.

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                                TAX INFORMATION

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1996, the Fund paid dividends as follows:

                              ORDINARY DIVIDENDS

                                            SHORT-TERM    LONG-TERM      TOTAL
                                    INCOME CAPITAL GAINS CAPITAL GAINS DIVIDENDS
                                    ------ ------------- ------------- ---------
Conservative Balanced Portfolio      $0.661   $0.047       $0.980       $1.688
Flexible Managed Portfolio            0.577    0.218        1.631        2.426

                                      B20

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT




PRUDENTIAL

PRUCO LIFE INSURANCE COMPANY
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016, Extension 46

A Subsidiary of The Prudential Insurance Company of America

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The relevant provisions of Arizona law, Arizona being the state of organization of Pruco Life, can be found in Section 10-005 of the Arizona Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account. The text of Pruco Life's by-laws, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 61 pages.

The Statement of Additional Information consisting of 53 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

    1.  Deloitte & Touche LLP, independent auditors.
    2.  Price Waterhouse LLP, independent accountants.
    3.  Clifford E. Kirsch, Esq.
    4.  Nancy Davis, FSA, MAAA

The following exhibits:
-----------------------

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

        A.  (1)   Resolution of Board of Directors of Pruco Life Insurance
                  Company establishing the Pruco Life PRUvider Variable
                  Appreciable Account. (Note 1)

            (2)   Not Applicable.

            (3)   Distributing Contracts:

                  (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 1)

                  (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 1)

                  (c)   Schedules of Sales Commissions. (Note 1)

            (4)   Not Applicable.

            (5)   PRUvider Variable Appreciable Life Insurance Contract.
                  (Note 1)

            (6)   (a)   Articles of Incorporation of Pruco Life Insurance
                        Company, as amended October 19, 1993. (Note 3)

                  (b) By-laws of Pruco Life Insurance Company, as amended June 18, 1996. (Note 4)

             (7)   Not Applicable.

             (8)   Not Applicable.

             (9)   Not Applicable.

            (10)   (a)  Application Form.  (Note  3)

                   (b) Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract. (Note 1)

            (11)   Form of Notice of Withdrawal Right.  (Note 1)

            (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule
                   6e-3(T)(b)(13)(v)(B). (Note 5)

            (13)   Available Contract Riders.

                   (a)  Rider for Insured's Payment of Premium Benefit. (Note 1)

                   (b)  Rider for Applicant's Payment of Premium Benefit.
                        (Note 1)

                   (c) Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 1)

                   (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 1)

                   (e) Rider for Level Term Insurance Benefit on Dependent Children. (Note 1)

                   (f) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 1)

                   (g) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 1)

                   (h)  Living Needs Benefit Rider

                        (i)  for use in Florida. (Note 2)

                        (ii) for use in all approved jurisdictions except
                             Florida. (Note 2)

                   (i) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount. (Note 1)

                   (j) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 1)

                   (k) Endorsement altering the Assignment provision ORD 89224--94-P. (Note 1)

    2.  See Exhibit 1.A.(5).

    3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

    4.  None.

    5.  Not Applicable.

    6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

    7.  Indemnification Agreement. (Note 1)

    8.  Powers of Attorney.

        (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price, William F. Yelverton (Note 6)

        (b)     Linda S. Dougherty (Note 4)

        (c)     Kiyofumi Sakaguchi (Note 1)

   27.  Financial Data Schedule. (Note 1)

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 16 to Form S-6, Registration No. 2- 89558, filed April 26, 1990, on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-1, Registration No. 33- 86780, filed April 9, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 7 to this registration statement, filed April 25, 1996.

(Note 6) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 1997.

(Seal)                      PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                                              (Registrant)

                                    By: PRUCO LIFE INSURANCE COMPANY
                                               (Depositor)

Attest:    /s/ THOMAS C. CASTANO             By:   /s/ ESTHER H. MILNES
           ---------------------                   --------------------
           Thomas C. Castano                       Esther H. Milnes
           Assistant Secretary                     President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 1997.

       SIGNATURE AND TITLE

/s/ *
----------------------------------------
Esther Milnes
President and Director


/s/ *
----------------------------------------
Linda S. Dougherty
Chief Accounting Officer and Comptroller


/s/ *
----------------------------------------
William M. Bethke
Director


/s/ *                                             *By:  /s/ THOMAS C. CASTANO
----------------------------------------                -----------------------
Ira J. Kleinman                                         Thomas C. Castano
Director                                                (Attorney-in-Fact)


/s/ *
----------------------------------------
Mendel A. Melzer
Director


/s/ *
----------------------------------------
I. Edward Price
Director


/s/ *
----------------------------------------
Kiyofumi Sakaguchi
Director


/s/ *
----------------------------------------
William F. Yelverton
Director

                                  EXHIBIT INDEX

                Consent of Deloitte & Touche LLP, independent auditors          Page II-7

                Consent of Price Waterhouse LLP, independent accountants        Page II-8

    1.A.(1)     Resolution of Board of Directors of Pruco Life Insurance        Page II-9
                Company establishing the Pruco Life PRUvider Variable
                Appreciable Account.

 1.A.(3)(a)     Distribution Agreement between Pruco Securities Corporation     Page II-12
                and Pruco Life Insurance Company.

 1.A.(3)(b)     Proposed form of Agreement between Pruco Securities             Page II-17
                Corporation and independent brokers with respect to the
                Sale of the Contracts.

 1.A.(3)(c)     Schedules of Sales Commissions.                                 Page II-27

    1.A.(5)     PRUvider Variable Appreciable Life Insurance Contract.          Page II-28

1.A.(10)(b)     Supplement to the Application for PRUvider Variable             Page II-59
                Appreciable Life Insurance Contract.

   1.A.(11)     Form of Notice of Withdrawal Right.                             Page II-60

1.A.(13)(a)     Rider for Insured's Payment of Premium Benefit.                 Page II-63

1.A.(13)(b)     Rider for Applicant's Payment of Premium Benefit.               Page II-65

1.A.(13)(c)     Rider for Insured's Accidental Death and Dismemberment          Page II-68
                Benefit.

1.A.(13)(d)     Rider for Option to Purchase Additional Insurance on Life of    Page II-70
                Insured.

1.A.(13)(e)     Rider for Level Term Insurance Benefit on Dependent             Page II-73
                Children.

1.A.(13)(f)     Rider for Level Term Insurance Benefit on Dependent             Page II-76
                Children--from Term Conversions.

1.A.(13)(g)     Rider for Level Term Insurance Benefit on Dependent             Page II-79
                Children--from Term Conversions or Attained Age Change.

1.A.(13)(i)     Rider for Term Insurance Benefit on Life of                     Page II-82
                Insured--Decreasing Amount.

1.A.(13)(j)     Rider for Term Insurance Benefit on Life of Insured             Page II-84
                Spouse--Decreasing Amount.

1.A.(13)(k)     Endorsement altering the Assignment provision ORD               Page II-88
                89224--94-P.

         3.     Opinion and Consent of Clifford E. Kirsch, Esq. as to the       Page II-89
                legality of the securities being registered.


                                      II-5


          6.     Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to        Page II-90
                 actuarial matters pertaining to the securities being
                 registered.

          7.     Indemnification Agreement.                                     Page II-91

          8.     Power of Attorney                                              Page II-93

         27.     Financial Data Schedule.                                       Page II-95

                                      II-6